                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [ ]

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Check the appropriate box:

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     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                               UNOCAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                                            Unocal Corporation
                                            2141 Rosecrans Avenue, Suite 4000
                                            El Segundo, California 90245

                         LOGO

                                            April 20, 1998
Dear Stockholder:

     Please accept my personal invitation to attend our Annual Meeting of Stockholders on Monday, June 1, 1998. This year's meeting will be held in the auditorium at the Company's Hartley Center, 376 South Valencia Avenue in Brea, California at 10:00 A.M.

     Your vote is important. I urge you to complete, sign, and return the enclosed proxy card. If you plan to attend the Stockholders Meeting, please complete and return the business reply card enclosed with the Proxy Statement. That card also provides space for any comments you may have on matters concerning Unocal. I welcome your comments and assure you they will be considered.

     Auditorium seating is limited. If you are a beneficial owner of Unocal stock held by a bank, broker, or investment plan (with your stock held in "street name") you may need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from the bank or broker are examples of proof of ownership. Stockholders of record may be asked for identification for admission to the meeting.

     I look forward to seeing you on June 1.

                                            Sincerely,


                                            /s/ Roger C. Beach

                                            Roger C. Beach
                                            Chairman and Chief Executive Officer

                               TABLE OF CONTENTS

                                                              PAGE
                                                              -----
Invitation from the Chairman................................  Cover
Notice of 1998 Annual Meeting of Stockholders...............      i
General Information.........................................      1
Item 1: Election of Directors...............................      2
Board and Committee Meetings................................      5
Directors' Compensation.....................................      6
Other Information...........................................      6
Security Ownership of Management............................      7
Executive Compensation......................................      7
  Report of the Management Development and Compensation
     Committee..............................................      7
  Performance Graph -- Cumulative Return to Stockholders....     11
  Compensation of Executive Officers........................     12
Item 2: Ratification of Appointment of Independent
  Accountants...............................................     17
Item 3: Approval of 1998 Management Incentive Program.......     17
Stockholder Proposals
  Item 4: Review and Report on Executive Compensation.......     25
  Item 5: Research and Report Regarding the Myanmar Oil and
          Gas Enterprise and Drug Money Laundering..........     26
  Item 6: Report on the Cost and Benefits of Doing Business
          in Myanmar........................................     28
Item 7: Other Matters.......................................     30
Stockholder Proposals for 1999 Annual Meeting...............     30
Exhibit A: 1998 Management Incentive Program................    A-1

                                            NOTICE OF 1998
                                            ANNUAL MEETING
                                            OF STOCKHOLDERS

                                  [UNOCAL LOGO]

                                            Unocal Corporation

     The Annual Meeting of Stockholders of Unocal Corporation (the "Company"), a Delaware corporation, will be held in the auditorium at The Hartley Center, 376 South Valencia Avenue in Brea, California, on Monday, June 1, 1998, at 10:00 A.M., Pacific Daylight Time, for the following purposes:

     (1) To elect three directors for three-year terms that will expire at the annual meeting in 2001;

     (2) To ratify the action of the Board of Directors in appointing Coopers & Lybrand L.L.P. as the Company's independent accountants for 1998;

     (3) To approve the 1998 Management Incentive Program;

     (4) To consider and act upon the stockholder proposals described in the accompanying Proxy Statement, if presented at the meeting; and

     (5) To consider and act upon such other matters as may properly be brought before the meeting and any adjournment thereof.

     Only stockholders of record at the close of business on April 3, 1998 are entitled to vote at the Annual Meeting and any adjournment thereof.

                                            By Order of the Board of Directors

                                            /s/ BRIGITTE M. DEWEZ
                                            ---------------------
                                            Brigitte M. Dewez
                                            Corporate Secretary
April 20, 1998
El Segundo, California

                                            PROXY STATEMENT

                                 [UNOCAL LOGO]

                                            Unocal Corporation
                                            2141 Rosecrans Avenue, Suite 4000
                                            El Segundo, California 90245

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Unocal Corporation (the "Company" or "Unocal"), a Delaware corporation, for use at the Annual Meeting of Stockholders of the Company to be held on June 1, 1998, and any adjournment thereof, pursuant to the notice of the meeting.

     The notice of annual meeting and this proxy statement, together with the enclosed proxy card and the Company's 1997 Annual Report, are being mailed to stockholders commencing on or about April 20, 1998.

     As of March 31, 1998, the Company had 241,323,183 shares of Common Stock outstanding. Only Common stockholders of record on the books of the Company at the close of business on April 3, 1998 are entitled to vote at the meeting. A stockholder of record is entitled to one vote for each share of common stock owned. Pursuant to Delaware law, shares voted by brokers as to discretionary matters only and shares abstaining will be counted as present for the purpose of determining whether there is a quorum. With regard to the election of directors, votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions on item 2 (ratification of appointment of independent accountants), item 3 (approval of the 1998 Management Incentive Program), and items 4, 5, and 6 (stockholder proposals) will have the effect of negative votes. The New York Stock Exchange has informed the Company that only Items 4, 5, and 6 (stockholder proposals) are "non-discretionary." Brokers who have received no instructions from their clients do not have discretion to vote on these items, and such broker "non votes" will not be counted as votes cast for determining their outcomes.

                              GENERAL INFORMATION

     This proxy is solicited by the Board of Directors. The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain directors, officers and employees of the Company and its subsidiaries may solicit proxies by telephone, personal interview, electronic mail, facsimile and other written communication. The Company also has retained D. F. King & Co., Inc., New York, New York, to assist in the solicitation of proxies for a fee estimated to be $15,000 plus reimbursement of out-of-pocket expenses. The Board of Directors has appointed directors Mr. John W. Amerman, Dr. Donald P. Jacobs, and Mr. Frank C. Herringer as the proxy holders for the Annual Meeting.

     The Company's general proxy voting policy is:

     Unocal's Board of Directors wishes to encourage stockholder participation in corporate governance by ensuring the confidentiality of stockholder votes. Therefore, the Company shall retain an independent third party to receive and tabulate stockholder proxy votes. The manner in which any stockholder votes on any particular issue shall, subject to any federal or state law requirements, be strictly confidential.

     The Board of Directors considers that some stockholders may wish the Company to know how they have voted and the Company, where possible, may wish to inquire as to how stockholders have voted.

     If you wish the Company to have access to your proxy card, you may check the box marked "OPEN BALLOT" on the proxy card and your proxy will be made available to the Company. Your vote will remain confidential if you do not check the "OPEN BALLOT" box.

     A stockholder who has returned a proxy may revoke it at any time before it is voted at the meeting by executing a later-dated proxy, by voting by ballot at the meeting, or by filing an instrument of revocation with the Inspector of Elections.

                                    ITEM 1.
                             ELECTION OF DIRECTORS

     The Board of Directors, which will consist of nine directors as of June 1, 1998, as authorized by the Bylaws, is divided into three classes. Directors in each class are normally elected for three-year terms or until their successors are duly elected and qualified. Three directors will be elected at the Annual Meeting for terms expiring in 2001.

     Each of the three nominees has complied with the requirements of Article III, Section 6 of the Company's Bylaws, which reads in part as follows:

     ". . . A nomination shall be accepted, and votes cast for a proposed nominee shall be counted by the inspectors of election, only if the Secretary of the Corporation has received at least sixty (60) days prior to the meeting a statement over the signature of the proposed nominee that such person consents to being a nominee and, if elected, intends to serve as a director. Such statement shall also contain the Unocal stock ownership of the proposed nominee, occupations and business history for the previous five (5) years, other directorships, names of business entities of which the proposed nominee owns a ten (10) percent or more equity interest, listing of any criminal convictions, including federal or state securities violations, and all other information as would be required to be disclosed in solicitations of proxies for the election of such nominee as director pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended."

     If the Corporate Secretary of the Company advises the Board that information provided by any nominee is incomplete, that nominee may be disqualified to stand for election as a director. If any nominee becomes unavailable to serve as a director, and if the Board designates a substitute nominee, the proxy holders will vote for the substitute nominee designated by the Board.

     Information about the persons nominated for election as directors, as well as those directors continuing in office, is set forth on the following pages.

     Directors are elected by a plurality of the votes of the shares entitled to vote on the election and present, in person or by proxy, at the Annual Meeting.

     THE PROXY HOLDERS WILL VOTE THE PROXIES RECEIVED BY THEM FOR ALL THREE NOMINEES, UNLESS AUTHORIZATION TO VOTE FOR THE ELECTION OF ONE OR MORE NOMINEES HAS BEEN WITHHELD.

NOMINEES FOR DIRECTOR -- TERMS TO EXPIRE 2001

FRANK C. HERRINGER
Chairman of the Board, President and Chief Executive Officer
Transamerica Corporation (insurance and financial services)
Age: 55
Director since 1989

     Mr. Herringer became Chairman of Transamerica Corporation in 1996. He has been President and a director of Transamerica Corporation since 1986, and its Chief Executive Officer since 1991. He has also been a director of Charles Schwab & Company, Inc. since 1996, and was a director of Pacific Telesis Group from 1994 until April 1997.

JOHN F. IMLE, JR.
President
Unocal Corporation
Age: 57
Director since 1988

     Mr. Imle has been President of Unocal since 1994. He is responsible for corporate strategic planning and for all international major new ventures and business development activities. From 1992 until 1994 he served as Executive Vice President of Unocal and President of the Energy Resources Division, which encompassed the Company's worldwide oil, gas and geothermal businesses.

MARINA V.N. WHITMAN
Professor of Business Administration and Public Policy, University of Michigan
Age: 63
Director since 1993

     Dr. Whitman has been a Professor at the University of Michigan since 1992. Prior thereto, she spent 13 years at General Motors Corporation -- 6 years as Vice President and Chief Economist and 7 years as Vice President and Group Executive, Public Affairs Staff. She was a member of the President's Advisory Committee on Trade Policy and Negotiations from 1987 to 1993. She has been a director of Aluminum Company of America since 1994, Procter & Gamble Company since 1976, Chase Manhattan Corporation (formerly Chemical Banking Corporation) since 1992 (director of Manufacturer's Hanover since 1973 -- in 1992 it merged with Chemical Banking Corporation), and Browning-Ferris Industries, Inc. since 1992. She is a member, director, or trustee of several educational and professional organizations.

CONTINUING DIRECTORS -- TERMS TO EXPIRE 2000

JOHN W. AMERMAN
Former Chairman of the Board and Chief Executive Officer
Mattel, Inc. (children's toys)
Age: 66
Director since 1991

     Mr. Amerman has been a director of Mattel, Inc. since 1985, and was its Chairman from 1987 until October 1997. He was also Mattel's Chief Executive Officer from 1987 until January 1997. Mr. Amerman has been a director of Vanstar Corporation since 1996. He became a director of Knoll, Inc. in May 1997 and a director of Aegis Group, plc in December 1997.

ROGER C. BEACH
Chairman of the Board and Chief Executive Officer
Unocal Corporation
Age: 61
Director since 1988

     Mr. Beach has been Chairman of the Board of Unocal since 1995 and its Chief Executive Officer since 1994. He served as President and Chief Operating Officer from 1992 until 1994. Mr. Beach was President of the Unocal Refining & Marketing Division from 1986 to 1992.

JOHN W. CREIGHTON, JR.
Former President and Chief Executive Officer
Weyerhaeuser Company (forest products)
Age: 65
Director since 1995

     Mr. Creighton has been a director of Weyerhaeuser Company since 1988. He was Weyerhaeuser's President and Chief Executive Officer from 1991 through 1997.

KEVIN W. SHARER
President and Chief Operating Officer
Amgen, Inc. (biotechnology)
Age: 50
Director since 1997

     Mr. Sharer has been President, Chief Operating Officer and a director of Amgen, Inc. since 1992. From 1989 to 1992 he was an Executive Vice President and President of the Business Markets Division of MCI Communications Corporation. Prior to 1989, Mr. Sharer served in various executive capacities at General Electric Company and was a consultant at McKinsey and Company.

CONTINUING DIRECTORS -- TERMS TO EXPIRE 1999

MALCOLM R. CURRIE
Former Chairman of the Board and Chief Executive Officer
Hughes Aircraft Company (now Hughes Electronics)
(defense, space and automotive electronics)
Age: 71
Director since 1990

     Dr. Currie was Chairman and Chief Executive Officer of Hughes Aircraft Company (now Hughes Electronics Corporation), a wholly-owned subsidiary of General Motors Corporation, from 1988 through 1992. Dr. Currie has been a director of Investment Company of America since 1991, L.S.I. Logic Corporation since 1991, and Steven Myers & Associates since January 1997. He has been Chairman of the Board of Trustees of the University of Southern California since 1995.

CHARLES R. WEAVER
Former Chairman of the Board and Chief Executive Officer
The Clorox Company (household consumer products)
Age: 69
Director since 1990

     Mr. Weaver was Chairman of the Board of The Clorox Company from 1986 and its Chief Executive Officer from 1985 until his retirement in 1992. He also has been a director of Potlatch Corporation since 1987.

BOARD AND COMMITTEE MEETINGS

     The Board of Directors held eight meetings in 1997. All directors attended at least 78% of the total number of meetings of the Board and the committees on which they served, except for Mr. Sharer, who became a director in June 1997 and attended 70% of the meetings for the remainder of the calendar year 1997.

     The Board of Directors has the following standing committees:

     Accounting, Auditing & Ethics Committee. Messrs. Creighton (Chairman), Sharer, Weaver and Dr. Whitman. The Committee, composed entirely of non-employee directors, met six times in 1997. Its primary functions are (a) to periodically review the Company's accounting, financial reporting, and control policies and procedures, (b) to recommend to the Board of Directors the firm of certified public accountants to be retained as the Company's independent accountants, and
(c) to review Company policies and procedures relating to business conduct and conflicts of interest. The Committee meets separately with the Company's independent accountants, the General Counsel and the internal audit staff.

     Board Governance Committee. Messrs. Amerman (Chairman), Herringer and Drs. Currie and Jacobs. The Committee, composed entirely of non-employee directors, met four times in 1997. The Committee recommends the composition, role, structure and procedures of the Board of Directors and Board committees, and makes recommendations to improve the functionality and effectiveness of the Board and the committees. The Committee identifies and presents candidates for election as directors of the Company. The Committee's policy is to consider qualified candidates, including those recommended by stockholders. Stockholders may recommend candidates by writing to the Corporate Secretary.

     Executive Committee. Messrs. Beach (Chairman), Amerman, Herringer and Dr. Currie. The Committee, composed of three non-employee directors and the Chief Executive Officer, met once in 1997. During the periods between Board meetings, the Executive Committee has the powers and authority of the Board, except for those powers specifically reserved to the full Board by the Delaware General Corporation Law or the Bylaws.

     Health, Environment and Safety Committee. Dr. Whitman (Chairman), Messrs. Creighton, Sharer and Weaver. The Committee, composed entirely of non-employee directors, met five times in 1997. Its primary functions are to review (a) activities of the Health, Environment & Safety Department, (b) with the Company's General Counsel, any material legal or other matter involving health, environment or safety, (c) existing and projected future material expenditures related to health, environment or safety, and (d) the Health, Environment & Safety audit function, including the audit plans and audit results.

     Board Management Committee. Messrs. Beach (Chairman) and Imle. The Committee, composed of employee directors, met 50 times in 1997. During the periods between Board meetings, the Board Management Committee generally has the powers and authority of the Board, except for those powers specifically reserved to the full Board by the Delaware General Corporation Law and the Bylaws, and subject to approval limits established by the Board.

     Management Development and Compensation Committee. Dr. Jacobs (Chairman), Messrs. Amerman, Herringer and Dr. Currie. The Committee, composed entirely of non-employee directors, met five times in 1997. The Committee establishes the base salaries of senior officers and administers all management incentive compensation programs. The Committee reviews the performance of the Chief Executive Officer and succession plans for senior management. The Committee retains an outside consultant to advise it.

     Retirement Plan Committee. Drs. Currie (Chairman) and Jacobs. The Committee, composed of non-employee directors, met four times in 1997. Its primary function is to control and manage the assets of the Company's Retirement Plan, which includes setting investment objectives, establishing asset allocation strategy, and selecting and replacing investment managers, consultants, and trustees.

DIRECTORS' COMPENSATION

     Directors who are also employees of the Company receive no additional compensation for services as directors. The annual retainer for each non-employee director is $25,000. Non-employee directors receive $3,000 for each one-day Board meeting attended, $1,000 for each Board committee meeting attended, and an annual retainer fee of $6,000 for chairing a committee. All directors are reimbursed for actual out-of-pocket expenses incurred in attending meetings and Company business.

     The Directors' Restricted Stock Plan (the "Directors' Plan") for non-employee directors was approved by the Company's stockholders in 1991 for a term of 10 years and authorizes the issuance of up to an aggregate of 300,000 shares of common stock. The Directors' Plan is administered by the Board Management Committee. The Plan was amended such that, beginning with the annual grant for 1996 and for elective deferred compensation after August 31, 1996, restricted stock units replaced restricted shares.

     Under the Directors' Plan, annual grants of restricted stock units equal in value to 20 percent of the directors' fees earned during the prior year are made to each non-employee director.

     The Directors' Plan also allows each non-employee director to make an annual election to defer all or a portion of his or her cash fees for the ensuing year into restricted stock units which may ultimately be paid out in shares of common stock. This gives non-employee directors an opportunity to increase their stockholdings, which further aligns the interests of the non-employee directors with those of other stockholders. In consideration for foregoing the current cash compensation, the value of the restricted stock units is equal to 120 percent of the fees deferred. All the outside directors elected to defer some or all of their 1997 cash fees into restricted stock units.

     The restriction period for the restricted stock and restricted stock units, as elected by each director, is from five years to as late as when the director ceases to be a director of the Company. The restricted stock units accumulate in accounts for each director, and dividends payable during the restriction period are credited as additional restricted stock units. At the end of the restriction period, for each annual grant or annual elective deferral, shares of common stock are issued equal to the number of accumulated restricted stock units.

     Restricted stock and restricted stock units cannot be sold, transferred, or pledged during the restricted period and are subject to forfeiture if the director refuses to stand for reelection, is dismissed for cause, or resigns for a reason other than Good Cause as defined in the Plan.

                               OTHER INFORMATION

     Dr. Currie was Chairman and CEO of Electric Bicycle Company ("Electric"), a limited liability company, until November 1995 when he resigned. Electric filed for bankruptcy protection under Chapter 11 of the US Bankruptcy Code in January 1997. The proceeding was converted to a Chapter 7 proceeding and was completed later in 1997.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table shows the beneficial ownership of shares of the Company's common stock as of March 15, 1998 by all directors, named executive officers, and by all directors and executive officers as a group.

                                SOLE VOTING     SHARED VOTING    ACQUIRABLE
                               OR INVESTMENT    OR INVESTMENT    WITHIN 60    TOTAL BENEFICIAL     RESTRICTED
            NAME                   POWER            POWER         DAYS(D)        OWNERSHIP       STOCK UNITS(F)
            ----               -------------   ---------------   ----------   ----------------   --------------
John W. Amerman..............      6,093            1,406                            7,499            3,131
Roger C. Beach...............     44,745           44,622         299,193          388,560
Dennis P.R. Codon............     21,939                           37,227           59,166
John W. Creighton, Jr........      2,835                                             2,835            3,536
Malcolm R. Currie............      8,758            1,200                            9,958            2,955
Frank C. Herringer...........      7,883(A)         6,416                           14,299            2,948
John F. Imle, Jr.............     60,814                          211,820(E)       272,634
Donald P. Jacobs.............     18,074            3,483(B)                        21,557            3,711
John W. Schanck..............     23,463            8,205          55,173           86,841
Neal E. Schmale..............     15,035            7,980(C)      117,447          140,462
Kevin W. Sharer..............      1,000                                             1,000            1,127
Charles R. Weaver............      7,633            6,369                           14,002            3,264
Marina v.N. Whitman..........      3,861                                             3,861            2,017
Charles R. Williamson........     10,286            6,894          36,470           53,650
All directors and executive
  officers as a group (19
  persons, including
  those listed above)(G).....    280,149           86,575         886,591        1,253,315           22,689

---------------
(A)  Includes 400 shares held by Mr. Herringer as custodian for his daughter.

(B) Dr. Jacobs disclaims beneficial ownership of these shares, which are held directly by his wife.

(C)  Includes 1,400 shares held in trust for Mr. Schmale's children.

(D) Reflects the number of shares that could be purchased by exercise of options presently exercisable or exercisable within 60 days from March 15, 1998.

(E) Includes 53,380 shares subject to options relinquished pursuant to a property settlement agreement.

(F) Restricted stock units received for deferred directors' fees under the Directors' Restricted Stock Plan. The units are evidenced by a bookkeeping entry, and participants have no voting or investment power. Each unit is converted into one share of common stock at the end of the restriction period. For this disclosure, the units have been rounded to the nearest whole number.

(G) Shares beneficially owned by all directors, director nominees and executive officers as a group are less than 1 percent of the common stock outstanding. No 6 1/4% Trust Convertible Preferred Securities of Unocal Capital Trust are owned by directors or executive officers.

                             EXECUTIVE COMPENSATION
        REPORT OF THE MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE

     This report of the Management Development and Compensation Committee of the Board of Directors (the "Committee") describes the executive compensation programs and policies of the

Company, including its short-term and long-term incentive compensation plans. Key elements of the compensation program are:

     -  Compensation Committee members are non-employees

     - Salaries are based on comparisons with petroleum and energy industry averages

     -  Short-term and long-term incentives are linked to stock performance

     - Annual bonus plan and performance share program are based on the Company's return to stockholders compared to that of a peer group of companies

     - The peer group of companies was changed in 1997 to reflect the current business mix of the Company

     -  Committee retains and is assisted by an outside consultant

     The Committee, composed entirely of non-employee directors, is responsible for setting and administering the annual and long-term compensation programs. The Committee reviews and determines executive officer salaries and incentive awards under the Management Incentive Program approved by the stockholders in 1991. The Program was amended in 1997 with approval by the stockholders to comply with Internal Revenue Code provisions. The Committee is assisted by an outside consultant. The consultant and the Chief Executive Officer ("CEO") are present at Committee meetings but cannot vote. The Committee meets outside the presence of the CEO on certain matters, including CEO compensation and certain succession issues. The Committee met five times in 1997.

     The 1991 Management Incentive Program, consisting of the Revised Incentive Compensation Plan and the Long-Term Incentive Plan of 1991, was developed to reinforce the goal of creating value for the stockholders. The Program explicitly links short-term and long-term incentive compensation to the Company's share price and its return to stockholders (share price appreciation plus dividends) compared to that of a group of companies in energy and energy-related businesses (the "Peer Group").

     The Peer Group as a whole is designed to have a business mix that is similar to that of the Company. Therefore, the effects of commodity prices and other external events should be similar for the Company and the Peer Group. The companies comprising the Peer Group are reviewed periodically and changed as the lines of business of these companies, and of Unocal, change. The Peer Group for 1997 and 1998 Awards under the Management Incentive Program was changed to 15 companies that as a group reflect Unocal's current lines of business following its exit from refining and marketing operations.

     It is the Committee's belief and intention that applicable executive compensation under the Management Incentive Program will be fully deductible in 1997 as performance-based compensation under the requirements of Section 162(m) of the Internal Revenue Code. The Company is seeking stockholder approval for a new 1998 Management Incentive Program which continues the existing programs and adds a new Performance Stock Option Plan. The new program is more fully described on pages 17-25 and as an exhibit to this Proxy Statement. The new program, if approved, is intended to satisfy the performance-based requirements of Section 162(m).

SALARY

     The base salaries of the CEO and the other named executive officers are reviewed annually and when there is a significant change in the executive's responsibilities. The Committee considers the responsibilities, experience and performance of the executive officers and the survey data on the compensation paid by energy and petroleum-related companies for similar positions. In 1997, the Committee selected a group of 11 companies to use to compare salary and other compensation. Nine of these companies are also part of the Peer Group used for comparative stockholder returns. Following such a review in 1997 the salary of the CEO was increased to $825,000.

     The objective of the Committee is to establish base salaries that are near the median paid by these surveyed companies, with adjustments for reporting relationships, responsibilities and job scope. After increases to the base salary of the executive officers for 1997, the salaries of those officers as a group and that of the CEO were at approximately the estimated median of comparative salaries of the surveyed companies.

REVISED INCENTIVE COMPENSATION PLAN

     The Revised Incentive Compensation Plan is the Company's annual bonus plan for senior and middle management. Each award period under the Plan is one year. Total cash awards under the Plan are determined in part by comparing the Company's return to stockholders with the average return achieved by the Peer Group.

     The Committee establishes individual target awards for the CEO, the named executive officers, and the other participants. The sum of these awards is the target fund for the annual award period. Each target award is based on the executive's position, responsibilities and the annual bonuses awarded by the companies used for comparing executive compensation.

     The actual fund available for awards is initially established by how the Company's return to stockholders compares to that of the Peer Group. For 1997 the Company's return to stockholders was -1.3 percent, which ranked eighth among the Peer Group companies and resulted in a potential maximum payout of 68.29 percent of target. The Committee may then reduce the fund if the Company's return to stockholders does not meet the requirement established by the Committee, which was 6.61 percent for 1997. The Company's return to stockholders for 1997 of -1.3 percent did not meet this requirement. Therefore, the fund was further reduced to 60.91 percent of target. The available fund is allocated to participants based on individual performance and achievement of established goals. Mr. Beach's award of $376,884 for 1997 was 60.91 percent of his target award.

     A recipient may elect to receive up to 50 percent of the award in the form of restricted stock. The restriction period is five years. The award is forfeited if the recipient resigns or is terminated for cause prior to the end of the restriction period. The forfeiture provision does not apply to participants retiring at or after age 65. Amounts deferred into restricted stock are augmented by 20 percent to compensate for the risk of forfeiture. Mr. Beach elected to have the maximum, 50 percent, of his 1997 award deferred into restricted stock. The Company's executive officers, nine as of the end of 1997, including the CEO, elected to receive an average of 29 percent of their 1997 awards as restricted stock.

     Once a participant defers 50 percent of an award into restricted stock, he or she can elect to defer up to an additional 40 percent of the award to be paid in cash at a future date selected by the participant. This deferral is not augmented by the Company and will accrue interest at the 10-year Treasury note rate plus 2 percent. Mr. Beach did not elect to have an additional deferral of his 1997 award. The Company's executive officers, nine as of the end of 1997, including the CEO, elected to defer an additional 10 percent of their awards under this provision.

LONG-TERM INCENTIVE PLAN OF 1991

     The Long-Term Incentive Plan of 1991 (the "1991 Plan") is administered by the Committee. Awards may be in the form of non-qualified stock options, performance shares and restricted stock. For each type of award, compensation is linked to the performance of the Company's common stock and increases in stockholder value.

     In 1994, the Committee awarded a target number of performance share units to the CEO and the named executive officers for the 1994 through 1997 performance period. Each unit is the equivalent of one share of the Company's common stock. The target awards are dependent on the executive's level of responsibility and base compensation. Mr. Beach's target was 14,468 units.

     The actual payout of awards at the end of the four-year performance period is determined by how the Company's return to stockholders for the period compares to that of the Peer Group. The maximum percentage of the award that can be paid out is 200 percent. During the 1994 to 1997 performance period, the Company's average annual return to stockholders was slightly below that of the Peer Group. Therefore, for that performance period, 97 percent of the target number of performance shares was paid out to the participants, including the CEO. These payouts were made one-half in cash and one-half in shares of Company stock.

     During 1997 the CEO and named executive officers also received non-qualified stock options under the 1991 Plan. The Committee determines eligible participants and the number of options to be granted. Option grants are normally made in March. Prior option grants are not considered in making these awards. Currently, the only numerical restrictions on grants are the total number of shares available under the 1991 Plan and the limitation that no person may be granted during any 12-month period options to acquire more then 100,000 shares under the 1991 Plan. The option exercise price is the fair market value on the date of grant. Exercise of the option results in compensation to the employee only if the fair market value on the date of exercise exceeds the price on the date granted.

     The number of options granted to the executive officers is determined by reviewing option grants for similar positions by the surveyed companies. The compensation value of the option grants to the executive officers as a group is also compared to option grants and compensation data available from the proxy statements of other large public companies. Since the total number of shares available under the 1991 Plan is less than 5 percent of the outstanding shares, individual grants during the term of the plan were not of such magnitude as to warrant review of possible dilutive effects on the Company's stock.

PAY FOR PERFORMANCE

     The Company's Pay for Performance Program covers substantially all regular full-time U.S.-payroll employees and most non-U.S. employees -- other than participants in the Revised Incentive Compensation Plan.

     In 1997 the program was changed so that funding was based on the same comparative return to stockholders used in the Revised Incentive Compensation Plan. Under the program employees would have received an average of 6 percent of their base pay if performance goals were satisfied and the Company's comparative return to stockholders was at the mean. For 1997, Pay for Performance payouts averaged 3.65 percent of base pay. This reflected program funding at the same level (60.91%) as the Revised Incentive Compensation Plan.

     As described above, Unocal aligns management and stockholder interests by linking executive incentive compensation programs directly to share price and the creation of stockholder value. The Long-Term Incentive Plan of 1991 also provides for grants of restricted stock to middle managers and technical employees whose performance and potential is exceptional. During the restriction period, the award is forfeited if the recipient resigns or is removed for cause prior to the end of the restriction period. In addition, the Company has incentive programs for other employees that focus on real contributions to the success of the Company and its stockholders.

                                            Management Development
                                            and Compensation Committee
                                            of the Board of Directors

                                            John W. Amerman
                                            Malcolm R. Currie
                                            Frank C. Herringer
                                            Donald P. Jacobs

                               PERFORMANCE GRAPH

CUMULATIVE RETURN TO STOCKHOLDERS*
DECEMBER 31, 1992 TO DECEMBER 31, 1997

     MEASUREMENT PERIOD                                                               S&P
   (FISCAL YEAR COVERED)          UNOCAL          S&P E&P          S&P 500         INTEGRATED
1992                               100              100              100              100
1993                               112               98              110              105
1994                               113               77              112              111
1995                               124               92              153              127
1996                               178              123              188              163
1997                               173              111              251              189

* Share price changes plus reinvested dividends.

NOTE: The S&P Oil & Gas Exploration & Production Index consists of six companies, five of which are also included in the Peer Group. The Peer Group is not used for this presentation because the SEC-mandated methodology for the performance graph differs from that used to compare Unocal and Peer Group performance for certain compensation purposes.

      The S&P Exploration & Production Index was chosen for comparison of stockholder return because Unocal more closely resembles an exploration & production company than an integrated oil company since the sale of Unocal's West Coast refining, marketing and transportation assets to Tosco Corporation in March 1997.

      Because this transition occurred in 1997, the graph also shows the return for the S&P Domestic Integrated Oil Index, which consists of seven companies, including Unocal, three of which are also included in the Peer Group.

     The preceding report of the Compensation Committee and performance graph shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general incorporation by reference of this Proxy Statement into any other document or its inclusion as an exhibit thereto.

                           SUMMARY COMPENSATION TABLE

                                      ANNUAL COMPENSATION (A)                  LONG-TERM COMPENSATION
                                 ----------------------------------   ----------------------------------------
                                                                               AWARDS               PAYOUTS
                                                                      -------------------------   ------------
                                                            OTHER                    SECURITIES
                                                           ANNUAL      RESTRICTED      UNDER-                    ALL OTHER
                                                           COMPEN-       STOCK         LYING          LTIP        COMPEN-
       NAME AND                   SALARY       BONUS       SATION        AWARDS       OPTIONS       PAYOUTS        SATION
  PRINCIPAL POSITIONS    YEAR    (DOLLARS)   (DOLLARS)    (DOLLARS)   (DOLLARS)(B)    (NUMBER)    (DOLLARS)(C)   (DOLLARS)
  -------------------    -----   ---------   ----------   ---------   ------------   ----------   ------------   ----------
Roger C. Beach.........   1997   $796,672    $188,442(D)   $ 4,587     $225,615(E)     54,000       $548,616     $ 49,331(F)
  Chief Executive         1996    740,000     448,500(D)                569,473(E)     88,000        578,050        9,000(G)
  Officer                 1995    718,333     211,593(D)                250,210(E)     60,000        243,590        9,000(G)
John F. Imle, Jr.......   1997    485,936      76,138(D)    66,943       91,182(E)     29,800        352,649      114,756(H)
  President               1996    457,800     175,750(D)                223,155(E)     28,600        436,363        9,000(G)
                          1995    453,533     107,288(D)                121,404(E)     30,000        239,895        9,000(G)
Neal E. Schmale........   1997    386,672      60,911(D)     4,400       72,930(E)     19,500        250,267      432,972(I)
  Former Chief            1996    360,000     130,900(D)                166,212(E)     21,000        283,636        9,000(G)
  Financial Officer       1995    353,333      79,431(D)                 88,884(E)     21,000        171,105        9,000(G)
John W. Schanck........   1997    350,008      70,000(D)     3,597           None      13,000        147,885       21,000(J)
  Group Vice-President    1996    326,672     126,000(D)                148,900(K)     23,000        183,272        5,000(G)
  and President,          1995    296,667      71,070(D)                 35,468(E)     17,000         99,414        3,000(G)
  Spirit Energy 76
Charles R.
  Williamson...........   1997    265,336      59,500(D)     4,833       30,537(E)     11,600        106,174       15,920(L)
  Group Vice-President,   1996    212,250     105,000(D)                 57,157(E)      8,000        126,545        9,000(G)
  Asia Operations         1995    195,200      45,623(M)                 22,106(E)      7,500         57,371        9,000(G)
Dennis P.R. Codon......   1997    266,000      40,000(D)       637       47,892(E)     10,100        138,898       16,013(N)
  Vice President,         1996    258,000      77,500(D)                 98,410(K)     12,200        161,062        9,000(G)
  Chief Legal Officer     1995    253,667      56,161(M)                 41,724(K)     12,000         79,385        9,000(G)
  and General Counsel

---------------

(A) Perquisites are excluded as their value did not meet the reporting threshold of the lesser of $50,000 or 10 percent of salary plus bonus.

(B) Aggregate restricted stockholdings and value (at closing market price on December 31, 1997): Mr. Beach 34,975 shares, $1,357,467; Mr. Imle 13,849 shares, $537,514; Mr. Schmale 16,412 shares, $636,991; Mr. Schanck 11,919 shares, $462,606; Mr. Williamson 6,265 shares, $243,160; and Mr. Codon 10,072 shares, $390,920.

(C) Represents payout of performance share units under the Long-Term Incentive Plan of 1991. The dollar values listed were paid out one-half in cash and one-half in shares of Unocal common stock.

(D) Amounts consist of cash payments and deferred cash payments pursuant to the Revised Incentive Compensation Plan. Amounts deferred into restricted stock under the Revised Incentive Compensation Plan appear in the "Restricted Stock Awards" column. See also Footnote E.

(E) Represents the value of a restricted stock award elected in lieu of all or a portion of a cash bonus payment under the Revised Incentive Compensation Plan. Amounts deferred into restricted stock are augmented by 20 percent to compensate for the risk of forfeiture. The number of restricted shares is determined using the average closing price of the last 30 trading days of the year. Valuation for purposes of this disclosure is based on the closing market price on the date of the award.

(F) Amount consists of Company contributions of $9,500 allocated to the Unocal Savings Plan and $38,300 allocated to the Unocal Supplemental Savings Plan; and $1,531 reportable accumulated interest on a deferred cash bonus.

(G)  Allocation of Company contributions to the Unocal Savings Plan.

(H) Amount consists of disruption allowance of $85,000; Company contributions of $9,500 allocated to the Unocal Savings Plan and $19,656 allocated to the Unocal Supplemental Savings Plan; and $600 reportable accumulated interest on a deferred cash bonus.

(I) Amount consists of Company contributions of $9,500 allocated to the Unocal Savings Plan and $13,700 allocated to the Unocal Supplemental Savings Plan; payments totaling $409,325 pursuant to a termination and employment agreement (see summary description on page 15 -- the entire agreement was filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997); and $447 reportable accumulated interest on a deferred cash bonus.

(J) Amount consists of Company contributions of $9,500 allocated to the Unocal Savings Plan and $11,500 allocated to the Unocal Supplemental Savings Plan.

(K) Represents the value of a restricted stock award elected in lieu of all or a portion of a cash bonus payment under the Revised Incentive Compensation Plan (see Footnote E) and the value of restricted stock received from the exercise of stock options with restrictions under the Long-Term Incentive Plan of 1991.

(L) Amount consists of Company contributions of $9,500 allocated to the Unocal Savings Plan and $6,420 allocated to the Unocal Supplemental Savings Plan.

(M) Amounts consist of cash payments pursuant to the Revised Incentive Compensation Plan and a cash payment received pursuant to the Company's Pay for Performance program. Amounts deferred into restricted stock under the Revised Incentive Compensation Plan appear in the "Restricted Stock Awards" column. See also Footnote E.

(N) Amount consists of Company contributions of $9,500 allocated to the Unocal Savings Plan and $6,460 allocated to the Unocal Supplemental Savings Plan; and $53 reportable accumulated interest on a deferred cash bonus.

                             OPTION GRANTS IN 1997

                                                                            POTENTIAL REALIZABLE VALUE AT
                                      PERCENT OF                               ASSUMED ANNUAL RATES OF
                         NUMBER OF      TOTAL                                  STOCK PRICE APPRECIATION
                        SECURITIES     OPTIONS                                   FOR OPTION TERM (C)
                        UNDERLYING    GRANTED TO   EXERCISE                           (DOLLARS)
                          OPTIONS     EMPLOYEES      PRICE     EXPIRATION   ------------------------------
         NAME           GRANTED(A)    IN 1997(B)   ($/SHARE)      DATE           5%               10%
         ----           -----------   ----------   ---------   ----------   -------------    -------------
Mr. Beach..............   54,000         6.19%     $38.8125    3/24/2007     $1,318,085       $3,340,285
Mr. Imle...............   29,800         3.41      $38.8125    3/24/2007        727,387        1,843,342
Mr. Schmale............   19,500         2.23      $38.8125    3/24/2007        475,975        1,206,214
Mr. Schanck............   13,000         1.49      $38.8125    3/24/2007        317,317          804,143
Mr. Williamson.........   11,600         1.33      $38.8125    3/24/2007        283,144          717,543
Mr. Codon..............   10,100         1.16      $38.8125    3/24/2007        246,531          624,757

                                                              ASSUMED PRICE APPRECIATION
                                                           ---------------------------------
                                                                 5%                10%
                                                           --------------    ---------------
Assumed price per share in 2007..........................  $        64.06    $        102.00
Gain on one share valued at $39.3243.....................  $        24.73    $         62.67
  (weighted average price for all options granted in
     1997)
Gain on all shares (based on 242,526,174 shares
  outstanding at 12/31/97)...............................  $5,997,878,680    $15,199,802,186
Gain for all 1997 optionees (based on 872,720 options)...  $   21,583,108    $    54,695,834
Optionee gain as a percentage of total stockholder
  gain...................................................             0.4%               0.4%

---------------
(A) The options were granted pursuant to the Long-Term Incentive Plan of 1991. The exercise price of the options is the average of the highest and lowest trading prices of transactions in Unocal common stock as reported in the New York Stock Exchange Composite Transactions quotations for the date of grant. The maximum option exercise period is ten years from the date of the grant. The optionees may pay for option stock with cash, Unocal stock they already own, or with proceeds from the sale of stock acquired by exercise of the option (a cashless exercise). The options become exercisable in four equal installments: on 9/24/97, 3/24/98, 3/24/99 and 3/24/2000. Vesting of options ceases upon termination of employment. The options cease to be exercisable upon termination of employment, with the following exceptions: a participant who retires at or after age 65 or under conditions determined by the Board Management Committee to be for the convenience of the Company is granted three years in which to exercise vested options.

(B) Total number of securities underlying options granted in 1997: 872,720.

(C) Use of the assumed stock price appreciation of 5% and 10% each year for the option period is required by Securities and Exchange Commission Regulation S-K. No valuation method can accurately predict future stock price or option values because there are too many unknown factors. If the stock price does not increase, the options will have no value.

                    AGGREGATED OPTION/SAR EXERCISES IN 1997
                      AND DECEMBER 31, 1997 OPTION VALUES

                                                    NUMBER OF SECURITIES        VALUE OF UNEXERCISED IN-THE-
                        SHARES                     UNDERLYING UNEXERCISED      MONEY OPTIONS AT 12/31/97 (A)
                      ACQUIRED ON     VALUE          OPTIONS AT 12/31/97                  DOLLARS
                       EXERCISE      REALIZED    ---------------------------   ------------------------------
        NAME           (NUMBER)     (DOLLARS)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE     UNEXERCISABLE
        ----          -----------   ----------   -----------   -------------   ------------    --------------
Mr. Beach............                              248,693        99,500        $2,539,527        $418,687
Mr. Imle.............                              189,720(B)     44,150         2,293,046         163,144
Mr. Schmale..........   32,454       $507,173      102,072        30,375         1,173,936         117,141
Mr. Schanck..........                               41,923        25,500           340,079         112,828
Mr. Williamson.......                               29,695        14,575           299,492          43,336
Mr. Codon............                               28,652        16,675           238,666          67,537

---------------
(A) The price of $38.8125, which was the closing price of Unocal common stock as reported in the New York Stock Exchange Composite Transaction quotations for December 31, 1997, was used to value options.

(B) Includes 53,380 option shares relinquished pursuant to a property settlement agreement.

                   LONG-TERM INCENTIVE PLAN -- AWARDS IN 1997

                              PERFORMANCE         PERIOD         THRESHOLD     TARGET       MAXIMUM
                              SHARE UNITS    UNTIL MATURATION    NUMBER OF    NUMBER OF    NUMBER OF
            NAME              (NUMBER)(A)       OR PAYOUT         SHARES       SHARES       SHARES
            ----              -----------    ----------------    ---------    ---------    ---------
Mr. Beach...................    15,000          12/31/2000           0         15,000       30,000
Mr. Imle....................     7,000          12/31/2000           0          7,000       14,000
Mr. Schmale.................     6,000          12/31/2000           0          6,000       12,000
Mr. Schanck.................     4,200          12/31/2000           0          4,200        8,400
Mr. Williamson..............     3,700          12/31/2000           0          3,700        7,400
Mr. Codon...................     3,200          12/31/2000           0          3,200        6,400

---------------
(A) The actual number of performance shares paid out is based on the Company's return to stockholders for the four-year performance period compared to that of a group of peer companies selected by the Compensation Committee. The formula for determining the payout percentage is: [1 + (5 times Unocal's average annual return to stockholders)] divided by [1 + (5 times the average annual return to stockholders for the 15 peer group companies)]. Return to stockholders is defined as share price appreciation plus reinvested dividends. The maximum percentage of the award that can be paid out is 200 percent. Awards paid out through 1997 have been paid out one-half in cash and one-half in shares of common stock.

                             PENSION PLAN BENEFITS
                      ESTIMATED ANNUAL RETIREMENT BENEFITS

                                       YEARS OF SERVICE
    COVERED        --------------------------------------------------------
COMPENSATION (A)      25         30         35          40           45
----------------   --------   --------   --------   ----------   ----------
      50,000       $ 30,100   $ 32,900   $ 36,100   $   40,100   $   44,100
     100,000         50,100     56,900     64,100       72,100       80,100
     200,000         90,100    104,900    120,100      136,100      152,100
     400,000        170,100    200,900    232,100      264,100      296,100
     600,000        250,100    296,900    344,100      392,100      440,100
     800,000        330,100    392,900    456,100      520,100      584,100
   1,000,000        410,100    488,900    568,100      648,100      728,100
   1,200,000        490,100    584,900    680,100      776,100      872,100
   1,400,000        570,100    680,900    792,100      904,100    1,016,100
   1,600,000        650,100    776,900    904,100    1,032,100    1,160,100

---------------
 (A) Covered compensation is the annual average compensation in the three highest-paid years out of the last ten years preceding retirement.

     The Company has a noncontributory defined benefit retirement plan covering substantially all U.S. employees that provides participants with retirement benefits based on a formula relating such benefits to compensation and years of service. The amount of these benefits is limited by the Employee Retirement Income Security Act of 1974 and the Internal Revenue Code. Where that occurs, the Company has a retirement supplement designed to maintain total retirement benefits at the Retirement Plan formula level. The estimated annual benefits from the plans described above and Social Security to participants at age 65 or older, including all persons named in the Summary Compensation Table, are shown in the table above. The benefits shown are payable in the form of a straight life annuity.

     The compensation used for pension purposes consists of the amounts shown in the Salary and Bonus columns of the Summary Compensation Table. Also included is the amount of bonus that the participant elected to defer.

     Covered compensation and credited full years of service under the Plan as of year-end 1997 for the executive officers named in the Summary Compensation table are as follows: $1,306,822 and 36 years for Mr. Beach; $724,408 and 31 years for Mr. Imle; $443,639 and 21 years for Mr. Schanck; $565,766 and 28 years for Mr. Schmale; $324,436 and 20 years for Mr. Williamson; and $366,276 and 23 years for Mr. Codon.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL
ARRANGEMENTS

     The Company has a three-year employment agreement with Roger C. Beach effective December 8, 1997, which is automatically extended on each day thereafter (unless the Company notifies him that it does not wish to further extend the term) to have a remaining term of three years, but ending not later than the date of the Company's annual meeting following his 65th birthday. The agreement provides for certain benefits if Mr. Beach's employment is terminated without cause (as defined in the agreement). These benefits include payments of
3.18 times his annual salary plus three times a bonus calculated as the average of his bonuses for the last two fiscal years, as well as continuation of medical, dental, life and disability insurance coverage for three years following termination. If such termination occurs within two years after a change of control, the amounts payable under the agreement will be subject to a present value reduction and further reduction to offset compensation earned by Mr. Beach during the three years immediately following his termination. The complete agreement was filed with the Securities and Exchange Commission as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 1997 (the "1997 Form 10-K").

     The Company has change of control agreements with John F. Imle, Jr. and Timothy H. Ling effective for three years starting December 8, 1997. Each agreement is automatically extended for an additional day on each day thereafter unless the Company gives notice that it does not wish to further extend the term. In the event that the Employee is terminated without Cause (as defined in the agreement) within two years following a Change of Control that occurred during the term of the agreement, the Employee is entitled to payments of 3.18 times his annual salary plus three times a bonus calculated as the average of his bonuses for the last two fiscal years, as well as continuation of medical, dental, life and disability insurance coverage for three years following termination.

     The Company also has change of control agreements with John W. Schanck, Charles R. Williamson, and Dennis P.R. Codon, effective for two years starting December 8, 1997. Each agreement is automatically extended for an additional day on each day thereafter unless the Company gives notice that it does not wish to further extend the term. In the event that the Employee is terminated without Cause (as defined in the agreement) within two years following a Change of Control that occurred during the term of the agreement, the Employee is entitled to payments of 2.12 times his annual salary plus two times a bonus calculated as the average of his bonuses for the last two fiscal years, as well as continuation of medical, dental, life and disability insurance coverage for two years following termination.

     Forms of the change of control agreements were filed as exhibits to the Company's 1997 Form 10-K.

     The Company has a termination and employment agreement with Neal E. Schmale. Under the agreement, Mr. Schmale resigned from his positions as director and officer of the Company effective October 15, 1997, and remains employed by the Company as a consulting employee through October 14, 1998. The agreement provided for an immediate cash payment of $409,325 and an annual salary of $400,000 while employed as a consultant. A severance payment in the amount of $1,966,670, plus accrued vacation, is due when Mr. Schmale terminates as a consultant employee. The agreement provides for payment of a bonus under the Revised Incentive Compensation Plan for calendar year 1997 equal to that which he would have received had his resignation not occurred. Assuming that Mr. Schmale's employment as a consultant continues through October 14, 1998, his outstanding performance shares and restricted stock will be pro-rated and the restricted stock will be distributed to him without restriction. He will have up to three years from October 14, 1998 to exercise his vested stock options granted under Company plans, and his unvested stock options will be canceled. Mr. Schmale has the option of returning as a consulting employee for three months at a salary of $30,000 at any time between his 55th and 65th birthdays. If he elects to return to employment, he and his eligible dependents can participate in Retiree Medical Coverage under the Unocal Medical Plan. The complete agreement was filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997.

     In the event of a change of control, outstanding grants to the Named Executive Officers provide for automatic accelerated vesting of restricted stock, the vesting of unvested options, and the payment of performance shares.

     The named executive officers may be entitled to Unocal Employee Redeployment Program and/or Unocal Termination Allowance Plan benefits in the event of termination due to a job elimination. The Unocal Employee Redeployment Program provides for up to four months of pay continuation. The Unocal Termination Allowance Plan generally provides for two weeks of pay for each year of service, up to a maximum of 52 weeks of pay, if an employee's job is eliminated. Payments made to the named executive officers under the employment and change of control agreements in the event of termination subsequent to a change of control event will be reduced by benefits payable under the Redeployment and Termination Allowance programs.

                                    ITEM 2.
                         RATIFICATION OF APPOINTMENT OF
              COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS

     The stockholders will be asked to ratify the appointment of the firm of Coopers & Lybrand L.L.P. as independent accountants for 1998. This appointment was made by the Board of Directors on the recommendation of its Accounting, Auditing & Ethics Committee.

     Coopers & Lybrand L.L.P., one of the nation's largest public accounting firms, has served as the Company's independent accountants for the past 53 years. Representatives of the firm are expected to be present at the Annual Meeting and will have the opportunity to make a statement if so desired and will be available to respond to questions.

     The affirmative vote of a majority of the shares present in person or by proxy at the meeting, and entitled to vote on this item, is required for ratification of the appointment.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS FOR 1998. THE PROXY HOLDERS WILL VOTE ALL PROXIES RECEIVED FOR RATIFICATION UNLESS INSTRUCTED OTHERWISE.

                                    ITEM 3.
                 APPROVAL OF 1998 MANAGEMENT INCENTIVE PROGRAM

     The Board of Directors adopted a new 1998 Management Incentive Program (the "Program") on March 30, 1998, in order to attract and retain individuals of the highest caliber as employees of the Company and its subsidiaries, and is submitting the new Program for stockholder approval. The Program consists of the Revised Incentive Compensation Plan (the "RICP"), which provides for annual cash bonus awards, a portion of which may be deferred as restricted stock; the Long-Term Incentive Plan of 1998 (the "LTIP"), which provides for grants of non-qualified stock options, performance shares and restricted stock; and the 1998 Performance Stock Option Plan (the "PSOP"), which provides for grants of non-qualified performance stock options, which have an exercise price at a premium over the fair market value of a share of the Company's Common Stock on the date of grant, and tandem limited stock appreciation rights. The Program is administered by the Management Development and Compensation Committee (the "Committee"), which is comprised entirely of non-employee directors.

     This proposal requests, and the Board of Directors recommends, stockholder approval of the new Program to replace the existing Management Incentive Program, which consists of the Revised Incentive Compensation Plan and the Long-Term Incentive Plan of 1991. If this proposal is not approved by the stockholders, the Company will discontinue the new Program and will continue to make awards under the existing Management Incentive Program and consider other compensation arrangements in order to retain its key employees.

BACKGROUND

     The Committee and the Board of Directors believe that the existing Management Incentive Program has assisted the Company in attracting, motivating and retaining key employees. The new Program will continue the essential features of the Revised Incentive Compensation Plan and the Long-Term Incentive Plan of 1991 with minor changes and will add the 1998 Performance Stock Option Plan. Grants of performance stock options under the PSOP in 1998 are intended to replace annual grants of stock options to recipients of such grants for three years (calendar years 1998 through 2000) and will further align the interests of senior management employees with those of the stockholders. The principal changes in the RICP and LTIP from the existing Management Incentive Program are to authorize additional shares for future awards under the Program; place a limit on the number of shares which will be available for performance share and restricted stock awards under the Program; increase the minimum restriction period for awards from three years to four years; extend the termination date of the LTIP for ten years; increase the maximum annual cash bonus which may be awarded to any employee under the RICP from $1,850,000 to $2,000,000; and authorize the Committee to select any employees to participate in the RICP and LTIP.

     As of the close of business on March 30, 1998, only an aggregate of 2,587,101 shares of the Company's Common Stock remained available for future grants under the existing Management Incentive Program, less shares to be issued for existing elections by employees to defer all or a portion of their annual cash awards into restricted stock under the Revised Incentive Compensation Plan. The number of shares to be issued for deferred 1998 RICP bonuses would be 61,637, assuming 1998 bonuses are paid at targeted amounts and assuming a Fair Market Value stock price of $39.00, the closing market price as reported in the New York Stock Exchange Composite Transactions quotations on March 30, 1998. Under the Long-Term Incentive Plan of 1991, there were outstanding stock options on 3,630,941 shares, and the target number of all outstanding performance shares was 952,002 shares.

     If the new Program is approved by the stockholders, no future grants (other than shares which have already been reserved for existing elections or awards, as described in the previous paragraph) will be made under the existing Management Incentive Program after June 1, 1998. Under the new Program, a total of 4,750,000 shares of the Company's Common Stock will be subject to issuance under the RICP (for restricted stock awards elected after June 1, 1998) and the LTIP, and a total of 3,500,000 shares will be subject to issuance under the 1998 Performance Stock Option Plan. Of this total amount of 8,250,000 shares, not more than 1,750,000 shares may be issued as restricted stock and performance share awards. Any shares subject to an award under the Program which are not exercised or are forfeited will be available for future awards, except that shares subject to performance stock options which terminate due to failure to satisfy the performance conditions established for such options will not be available for new awards. In the event of a stock split, stock dividend or similar change affecting the Company's Common Stock, the Committee may make appropriate adjustments in the number of shares that may be issued in the future under the Program and the terms of outstanding awards under the Program. On March 30, 1998, the closing price of the Company's Common Stock on the New York Stock Exchange was $39.00.

     Under the Program vesting and payment of awards may be accelerated upon certain events which result in a change in control of the Company, as described in the Program.

MATERIAL TERMS OF PERFORMANCE GOALS

     Section 162(m) of the Internal Revenue Code of 1986, as amended, generally does not allow a publicly-held company to obtain tax deductions for compensation of more than $1 million per year to its chief executive officer or any of its other four most highly-compensated officers, unless such payments are "performance-based" in accordance with conditions specified in Section 162(m).
Section 162(m) requires disclosure of the material terms of the performance goals under which compensation is to be paid under the Program, including a description of the employees eligible to receive compensation, a description of the business criteria on which the performance goals are based, and the maximum amount of compensation that can be paid to any employee under the Program. The following summary of such terms is qualified in its entirety by reference to the full text of the Program, which is attached to this Proxy Statement as Exhibit A.

     The employees eligible to receive compensation under the Program are all employees of the Company and its subsidiaries, except that grants under the PSOP may only be made to senior management and other key employees. The performance goal for the annual bonus provisions of the RICP and the award of performance shares under the LTIP is based on the "Comparative Return to Stockholders," which means the Company's return to stockholders compared to the return to stockholders of a group of comparable companies selected by the Committee in its sole discretion. The Committee will establish the specific formula linking payments of awards to this performance goal and may retain discretion to adjust such awards based on operating results, financial measurements or other criteria. The performance goals for exercise of performance stock options under the PSOP are "Comparative Return to Stockholders" or increase in the fair market value of the Company's Common Stock during the performance period established by the Committee.

     The maximum annual cash bonus which may be awarded to any employee under the RICP is $2,000,000. The maximum number of shares with respect to which stock options may be granted to any participant under the LTIP is 100,000 shares in any 12-month period. The maximum number of performance shares (with the same value as one share of the Company's Common Stock) that may be granted for a performance cycle to any participant under the LTIP is 25,000 shares per calendar year. The maximum number of shares with respect to which performance stock options may be granted to any participant under the PSOP is 750,000 shares in any 36-month period. Employees who receive performance stock options under the PSOP in 1998 will not receive additional stock options under the PSOP or LTIP in calendar years 1998 through 2000, except in the case of promotions or other special circumstances.

     The table below summarizes the awards which are expected to be made in 1998 under the existing Management Incentive Program and, subject to stockholder approval, the new Program.

                 1998 MANAGEMENT INCENTIVE PROGRAM COMPENSATION

                                                                                 RESTRICTED STOCK
                                                                                     AWARDS -          PERFORMANCE
                                 TARGET CASH    STOCK OPTION     PERFORMANCE         LTIP (D)         STOCK OPTION
                                AWARDS - RICP   SHARES - LTIP   SHARES - LTIP   -------------------   SHARES - PSOP
     NAME AND POSITION(F)        (VALUE)(A)      (NUMBER)(B)     (NUMBER)(C)    (NUMBER)   (VALUE)     (NUMBER)(E)
     --------------------       -------------   -------------   -------------   --------   --------   -------------
Roger C. Beach.................  $   618,750                        16,000                                750,000
Chief Executive Officer
John F. Imle, Jr...............      250,000                         7,700                                400,000
President
John W. Schanck................      142,000                         4,500                                300,000
Group Vice President and
President, Spirit Energy 76
Charles R. Williamson..........      110,002                         3,700                                300,000
Group Vice President, Asia
Operations
Dennis P.R. Codon..............      108,000         11,761          3,500
Vice President, Chief Legal
Officer and General Counsel
Executive officers.............    1,789,150         25,511         54,000                              3,000,000
as a group (10 persons
including those listed above)
All other employees............   10,730,800      1,443,109        157,891       2,677     $686,352

---------------
(A) Represents the target cash bonus awards under the Revised Incentive Compensation Plan for 1998 pursuant to the existing Management Incentive Program.

(B) Represents the options granted between 1/1/98 and 3/31/98 at a weighted average exercise price of $38.5788 under the Long-Term Incentive Plan of 1991 pursuant to the existing Management Incentive Program. The options become exercisable in four equal installments on: six months, twelve months, 24 months and 36 months from the date of grant. The other provisions of these options are the same as described in footnote (A) to the "Option Grants in 1997" table on page 13. The number of options that would be granted in calendar year 1998 under the new Program to newly hired employees cannot be determined at this time.

(C) Represents the target number of performance shares awarded in 1998 under the Long-Term Incentive Plan of 1991 pursuant to the existing Management Incentive Program. The closing market price as reported in the New York Stock Exchange Composite Transactions quotations on January 2, 1998 was $38.00, which was the commencement of the award period. The provisions of these performance shares are the same as described in footnote (A) to the "Long-Term Incentive Plan Awards in 1997" table on page 14.

(D) Represents restricted stock awards under the Long-Term Incentive Plan of 1991 pursuant to the existing Management Incentive Program from 1/1/98 through 3/31/98. The shares normally have a three-to-four-year restriction period and receive dividends during the restriction period. The value is based on the closing market price as reported in the New York Stock Exchange Composite Transactions quotations on the dates of the grants. The number of shares that would be awarded for the remaining calendar year 1998 under the new program cannot be determined at this time.

(E) Represents "Initial Awards" of performance stock options and tandem limited stock appreciation rights (TLSARs) on March 30, 1998 under the 1998 Performance Stock Option Plan pursuant to the new Management Incentive Program, which are subject to stockholder approval of the Program. The exercise price per share for these performance stock options will be the greater of (i) $50.00 or (ii) a price 33 1/3% above the average fair market value of the Company's Common Stock during the period from January 26, 1998 to May 29, 1998. The closing market price as reported in the New York Stock Exchange Composite Transactions quotations on March 30, 1998 was $39.00. The other provisions of these performance stock options and related TLSARs are described under "Initial Awards" in the section entitled "Awards Under the 1998 Performance Stock Option Plan" on pages 22-23. Employees who receive performance stock options in 1998 will not receive any additional stock options under the PSOP or LTIP in calendar years 1998 through 2000, except in the case of promotions or other special circumstances.

(F) None of the non-employee directors, nor Mr. Schmale will receive awards under the 1998 Management Incentive Program.

SUMMARY OF MATERIAL TERMS OF THE PROGRAM

     The following summary of the material terms of the Program is qualified in its entirety by reference to the full text of the Program, which is attached to this Proxy Statement as Exhibit A. The Program provides for issuance of up to 8,250,000 shares of the Company's Common Stock and consists of three components:

          1. The Revised Incentive Compensation Plan, which provides for annual cash bonus awards, a portion of which may voluntarily be deferred as restricted stock. The RICP has no fixed expiration date.

          2. The Long-Term Incentive Plan of 1998, which provides for periodic grants of stock options, performance shares and restricted stock. The LTIP will become effective on June 1, 1998, subject to stockholder approval, and has a term of ten years.

          3. The 1998 Performance Stock Option Plan, which provides for grants of performance stock options and tandem limited stock appreciation rights. The PSOP became effective on March 30, 1998, subject to stockholder approval, and has a term of five years.

ADMINISTRATION

     The Program is administered by the Committee, which consists solely of two or more "outside directors." In accordance with the terms of the Program, the Committee determines the conditions for awards and payments, including establishing the specific performance goals.

ELIGIBILITY

     The Committee, in its discretion, may select as Program participants any employees of the Company and its subsidiaries, except that only senior management and other key employees may be selected to participate in the PSOP. It is not possible at the present time to determine the number of individuals to whom awards under the Program will be made, but based on the current number of participants in the existing Management Incentive Program, approximately 800 employees (including officers of the Company) will be considered for awards.

AWARDS UNDER THE REVISED INCENTIVE COMPENSATION PLAN

     The Revised Incentive Compensation Plan provides for awards and payments to be determined on a yearly basis (the "Award Period"). The Committee establishes individual target awards for each participant. The sum of these awards is the target fund for the annual Award Period. This fund is adjusted based on the Company's Comparative Return to Stockholders over the Award Period. The fund is subject to further adjustment for minimum Company performance requirements as determined by the Committee. The adjusted fund is allocated in whole or in part to participants on the basis of: (i) comparison of actual operational results to plans or goals, adjusted for external factors such as changes in market prices;
(ii) individual performance of employees selected to participate in the Plan; and (iii) reasonableness of total cash compensation. The maximum cash award to a participant for an Award Period is $2,000,000.

     Awards are paid in cash from the general funds of the Company in a manner (which may include deferral of cash awards) prescribed by the Committee. In consideration for forgoing cash compensation, the Committee may make a restricted stock award with a total dollar value greater than the cash award deferred, provided, that any such increase shall not exceed 100% of the dollar value of the cash award deferred. The number of shares of restricted stock issued in consideration of cash awards deferred shall be based on fair market value of the Company's Common Stock, after any such increase described above.

     If an employee elects to defer a cash award into restricted stock, such restricted stock must have a restriction period of not less than four years. Employees are entitled to vote the restricted stock during the restriction period. If the employee has satisfied all of the conditions of the restricted stock award established by the Committee by the end of the restriction period, the Company will remove any restrictions on the shares and deliver any accumulated unpaid dividends, less any amounts withheld for taxes.

AWARDS UNDER THE LONG-TERM INCENTIVE PLAN OF 1998

  Stock Options

     Non-qualified stock options may be granted by the Committee, which determines the number of shares subject to each stock option and the manner, conditions and time of exercise. The Committee may impose restrictions on shares acquired through exercise. No options are exercisable more than 10 years after the date of grant. The option price per share may not be less than the fair market value of a share of Common Stock on the date of grant and is payable in cash and/or shares of Common Stock acceptable to the Committee. Options are evidenced by stock option agreements in a form approved by the Committee.

     Stock options are nontransferable except in the event of the employee's death, unless the Committee, in its sole discretion, permits transfers to the employee's family members and entities established for or owned by family members. The granting of an option does not entitle the employee to the rights of a stockholder; such rights accrue only after exercise and registration of shares. No person may be granted during any 12-month period options to acquire more than 100,000 shares of Common Stock under the LTIP.

  Performance Shares

     Performance shares may be granted by the Committee with respect to a period of time of not less than four years (an "Award Period"). Each performance share shall have a value equivalent to one share of Common Stock of the Company. No participant may receive more than 30 percent of the aggregate number of performance shares granted or more than 25,000 performance shares in a 12-month period.

     At the end of an Award Period, the Committee establishes a percentage by which the performance shares awarded shall be multiplied, based on the Company's Comparative Return to Stockholders, and each holder's performance shares shall be multiplied by that percentage. In no event shall such percentage exceed 200%. Additionally, the value of the awards paid shall in no event exceed more than 400% of the value of the award at the time of grant. The payments are normally made in a combination of shares of the Company's Common Stock and cash.

  Restricted Stock

     The Committee may grant shares of Common Stock which are subject to certain restrictions. The restriction period shall be at least four years. The employee is entitled to vote the restricted stock during the restriction period. If the employee has satisfied all of the conditions of the restricted stock award established by the Committee by the end of the restriction period, the Company will remove any restrictions on the shares and deliver any accumulated unpaid dividends, less any shares withheld for taxes.

     The Committee may, in its discretion, delegate the authority to grant awards under the LTIP for employees other than executive officers to a committee of the Board of Directors of the Company.

AWARDS UNDER THE 1998 PERFORMANCE STOCK OPTION PLAN

  Performance Stock Options

     Non-qualified performance stock options may be granted by the Committee, which determines the number of shares subject to each performance stock option and the manner, conditions and time of exercise. No performance stock options are exercisable more than 10 years after the date of grant. The option price per share must be at a premium over the fair market value of a share of Common Stock on the date of grant, as determined by the Committee, and is payable in cash and/or shares of Common Stock acceptable to the Committee. Performance stock options must satisfy performance and vesting conditions established by the Committee in order to become subject to exercise. If the performance and vesting conditions are satisfied, performance stock options will normally remain outstanding following an employee's termination of employment for the remaining term of the option. Performance stock options are evidenced by grant agreements in a form approved by the Committee.

     Performance stock options are nontransferable except in the event of the employee's death, unless the Committee, in its sole discretion, permits transfers to the employee's family members and entities established for or owned by family members. The granting of an option does not entitle the employee to the rights of a stockholder; such rights accrue only after exercise and registration of shares. No person may be granted during any 36-month period performance stock options to acquire more than 750,000 shares of Common Stock under the PSOP. Performance stock options must have an exercise price at least 25% above the fair market price at the date of grant.

  Tandem Limited Stock Appreciation Rights

     The Committee may grant tandem limited stock appreciation rights (TLSARs) in combination with an underlying performance stock option. A TLSAR is a right to receive a payment in cash, or in shares of Common Stock in certain events, with respect to a specified number of shares of Common Stock equal to the excess of the fair market value of the Common Stock on the date the TLSAR becomes payable over the grant price for the TLSAR established by the Committee, which may not be less than the fair market value of the Common Stock on the date the TLSAR was granted. A TLSAR will become payable only on a Conversion Date after the occurrence of a Change in Control Event (as defined in the PSOP) and generally expires upon expiration or exercise of the underlying performance stock option. The performance and vesting conditions for a performance stock option do not have to be satisfied in order for the related TLSAR to become payable on a Conversion Date.

  Initial Awards

     Of the total of 3,500,000 shares of Common Stock available for awards under the PSOP, the Committee made initial awards of performance stock options for 3,000,000 shares of Common Stock ("Initial Awards") on March 30, 1998, subject to stockholder approval. Recipients of Initial Awards are identified in the "1998 Management Incentive Program Compensation" table on page 19. The Initial Awards will have an exercise price for the performance stock options equal to the greater of (i) $50.00 or (ii) a price 33 1/3% above the average fair market value of the Company's Common Stock during the period from January 26, 1998 to May 29, 1998, including such beginning and ending dates. The performance period for Initial Awards will be three years beginning on the date of grant (March 30, 1998) and ending on the third anniversary of the date of grant. The performance condition to exercise performance stock options under Initial Awards will be satisfied if either (i) the fair market value of the Company's Common Stock has been equal to or greater than the option exercise price for ten trading days (occurring within any period of twenty consecutive trading days) during the performance period or (ii) the Comparative Return to Stockholders places the Company in the top quartile (75th percentile or above) of the peer group companies for the performance period, as determined by the Committee. An employee will satisfy the vesting condition for performance stock options under Initial Awards if he remains in employment with the Company or its subsidiaries for a period of three years from the date of grant and may be entitled to partial vesting in the event of termination of employment under certain circumstances prior to such date, as described in the PSOP. Performance stock options under Initial Awards may not be exercised before the third anniversary of the date of grant and have a term of ten years. If the performance and vesting conditions are satisfied, vested performance stock options under Initial Awards will remain outstanding following an employee's termination of employment for the remaining term of the option.

     Initial Awards of performance stock options were made in combination with TLSARs which will become fully vested and payable on a "Conversion Date" following certain "Change in Control Events," as defined in the PSOP. Under the Initial Awards, TLSARs were granted for a number of shares of Common Stock equal to (i) 0.53 times (ii) the number of shares of Common Stock granted under the related performance stock option. The Initial Awards have a grant price for the TLSARs equal to $38.6875 (the fair market value of the Common Stock on the date of grant). The TLSAR will terminate on a ratable basis when the related performance stock option is exercised, terminated or forfeited.

FEDERAL TAX CONSEQUENCES

     Under current law, cash awards will be taxed as ordinary income to the employee in the year in which they are received. When the employee is taxed, the Company receives a tax deduction at the same time and for the same amount.

     Upon exercise of a non-qualified stock option (including performance stock options), the employee will realize ordinary income in an amount measured by the excess, if any, of the fair market value of unrestricted shares on the date of exercise over the option price, and the Company will be entitled to a corresponding deduction. Restricted stock, if any, acquired through the exercise of stock options will be subject to the tax treatment described below for restricted stock.

     An employee who has been granted a performance share award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at such time. Whether a performance share award is paid in cash or shares of Common Stock, the employee will have ordinary income and the Company will have a corresponding deduction when the award is paid. The measure of such income and deduction for any shares of Common Stock will be their fair market value at the time the performance share award is paid out. There will be a charge against corporate earnings each year for a portion of the payment expected to be made.

     An employee receiving restricted stock may be taxed in one of two ways: (i) the employee pays tax when the restrictions lapse, or (ii) the employee makes a special election to pay tax in the year the grant is made. The value of the award for tax purposes is the fair market value of the shares of Common Stock at the applicable time. This value is taxed as ordinary income and is subject to income tax withholding. When the employee is taxed, the Company receives a tax deduction at the same time and for the same amount. If an employee elects to be taxed at grant, when the restrictions lapse there will be no further tax consequences attributable to the awarded stock until sale or other disposition of the stock. However, dividends in cash and stock will be treated as follows:
(i) if the above special tax election has been made, cash dividends paid to the employee will be taxable dividend income to the employee when paid, but the Company will not be entitled to any corresponding deduction; and (ii) if such election has not been made, the employee will have taxable compensation income and the Company a corresponding deduction when the dividends are paid.

     When a restricted stock award is made, the value of the stock at the date of grant will be charged against corporate earnings pro-rata over the restriction period. If the employee does not elect to be taxed on the grant of his restricted stock award, a tax deduction by the Company at the expiration of the restriction period would be greater than the amount charged to earnings if the price of Common Stock has increased or less if the price of Common Stock has declined.

     As described under "Material Terms of Performance Goals" on pages 18-19,
Section 162(m) of the Internal Revenue Code of 1986, as amended, may impose limitations on the ability of the Company to obtain tax deductions for compensation of more than $1 million per year to its chief executive officer or any of its other four most highly-compensated officers. The Company believes that the Program meets all of the requirements of Section 162(m), except for restricted stock awards under the LTIP and cash dividend equivalents which are payable on certain awards under the Program.

AMENDMENT AND TERMINATION

     The Board (without participation by any employee directors) may terminate the Program at any time and, with the consent of an individual participant, the Board or Committee may cancel, reduce, or alter the number of outstanding awards thereunder. The Board (without participation by any employee directors) may amend or suspend or, if suspended, reinstate, the Program in whole or in part, provided, however, that without stockholder approval, the Board may not (i) increase the maximum number of shares authorized for awards or as restricted stock or performance shares under the Program, (ii) change the minimum exercise price for stock options or minimum grant price for TLSARs, or (iii) extend the termination dates of the LTIP or PSOP.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE NEW MANAGEMENT INCENTIVE PROGRAM. THE PROXY HOLDERS WILL VOTE ALL PROXIES RECEIVED FOR APPROVAL UNLESS INSTRUCTED OTHERWISE.

     The affirmative vote of a majority of the shares present in person or by proxy at the meeting, and entitled to vote on this item, is required for approval of this item.

                                    ITEM 4.
                              STOCKHOLDER PROPOSAL

     A stockholder has given notice that the following proposal will be presented at the meeting:

     "We believe both social and financial criteria should be factors in fixing compensation packages for top corporate officers. Public scrutiny on compensation is reaching a new intensity -- not just for the Chief Executive Officer, but for all executives. Too often top executives receive considerable increases in compensation packages, even when corporate financial performance is mediocre or poor and stockholders watch dividends slip and stock prices drop.

     In 1995 Pearl Meyer and Partners Incorporated reported that CEO compensation at large corporations leaped 23 percent -- to an average $4.37 million. That is $2,100 an hour, or 183 times the average worker's 1995 hourly earnings of $11.46. In 1992 CEOs averaged 157 times as much compensation as the average worker. This ratio has more than quadrupled since the mid 1980s when it was only 42 times that of the average worker.

     Japanese corporations pay gaps between executives and workers are eight times smaller than the U.S. gap. The widening pay gap may make U.S. business less competitive if it breeds cynicism and resentment and subverts the creativity and cooperation necessary to build effective cooperation between executives and employees.

     Shareholders need to be vigilant in challenging executive pay packages that reward bad social or financial corporate performance. Should top officers' pay for a given year be reduced if the company suffers from poor corporate citizenship that harms our corporate image, costly fines, protracted litigations, loss of government contracts, or significant loss of market share on their watch? Should CEO compensation be affected if there are consumer boycotts or public relations problems like the company's association with what American Indian people and minority groups call racially offensive images? Should a pattern of discrimination or sexual harassment be grounds for a decreased compensation package? Conversely should excellence on the social issues which benefit society be a positive factor?

     We believe these questions deserve the careful scrutiny of out [SIC] Board of Directors and Compensation Committee. Companies including Bristol-Myers, Eastman Kodak, IBM, Procter and Gamble, and Westinghouse have reported to shareholders on how they integrate these factors into their compensation packages.

     Therefore it be [SIC] resolved: Shareholders request the board institute a special Executive Compensation Review, and prepare a report available to shareholders four months after our annual shareholder meeting with the results of the Review and recommended changes in practice. The review shall cover pay, benefits, perks, stock options and special arrangements in the compensation packages for all the company's top officers. We recommend that the committee study and report on the following in its review:

          1. Ways to link executive compensation more closely to financial performance with proposed criteria and formulae.

          2. Ways to link compensation to social corporate performance (e.g. incentives given for meeting or surpassing certain social and performance standards).

          3. Comparison of compensation packages for company officers with lowest paid in [SIC] employees in the U.S. and around the world.

          4. Whether there should be a ceiling on top executives' salaries to prevent our company from paying excessive compensation."

                           DIRECTORS' RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE ADOPTION OF THIS PROPOSAL FOR THE FOLLOWING REASONS:

     Unocal's executive compensation already is determined by outside (non-employee) directors, assisted by Strategic Compensation Associates, the company's outside consultant. Detailed information about the company's executive salaries and financial incentives is shared with our stockholders through our annual proxy statement.

     The Board's Management Development and Compensation Committee, currently chaired by Dr. Jacobs, is made up entirely of non-employee directors and is assisted by a highly regarded compensation consulting firm. The Committee met five times in 1997. It's role is to establish the base salaries of senior officers and administer all management incentive programs. In this regard, the Committee reviews the responsibilities, experience and individual performance of Unocal's executive officers. The Committee routinely reviews the criteria upon which the CEO's and other executive compensation is based. Unocal's compensation programs are designed to reward performance that creates value for shareholders. The Committee also examines survey data on compensation paid by our industry peers for similar executive positions. Compared to our compensation peer group, Unocal remains slightly below the estimated mean of total executive compensation in energy and energy-related businesses.

     Unocal's proxy statement, provided to all stockholders each year, includes a report detailing the company's executive compensation programs and policies, as well as the criteria upon which their compensation is based. The report appears on pages 7-10 of this proxy statement.

OUR POSITION

     Since Unocal already has a committee made up of non-employee directors that regularly conducts the review requested by the proposal, and since the committee already provides a detailed report on this review to all stockholders in the annual proxy statement, we believe that this proposal has already been substantially implemented and is therefore unnecessary.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST THIS PROPOSAL. THE PROXY HOLDERS WILL VOTE ALL PROXIES RECEIVED AGAINST THIS PROPOSAL UNLESS INDICATED OTHERWISE.

     The affirmative vote of a majority of the shares present in person or by proxy at the meeting, and entitled to vote on this item, is required for approval of this proposal.

                                    ITEM 5.
                              STOCKHOLDER PROPOSAL

     A stockholder has given notice that the following proposal will be presented at the meeting:

     "BE IT RESOLVED: The shareholders request that a committee, made up of all outside directors of the Company, conduct extensive research and publish a written report by September, 1998 on: (1) the allegation that the Myanmar Oil and Gas Enterprise (MOGE) has in the past and is currently serving as a conduit for illegal drug money-laundering in Burma; (2) the extent to which Company officials have been aware of any facts linking MOGE to drug money-laundering; and (3) a recommended course of action for the Board of Directors to take based on the findings. The report should be prepared at reasonable expense and be made available to shareholders upon request.

SUPPORTING STATEMENT

     The illegal sale and use of heroin are growing dramatically in the U.S. and throughout the world. According to testimony given by Gen. Barry McCaffrey, Director of the Office on National Drug Control Policy, to a Congressional subcommittee in September, 1996, the country of Burma provides more than 50 percent of the world's supply of heroin. A March 1996 report by the U.S. Department of State states that more than 60 percent of heroin seized in the U.S. comes from Burma.

     A four-year investigation conducted by Francois Casanier, a research analyst with the Geopolitical Drugwatch in Paris found, as reported in the December 16, 1996 issue of The Nation, that the Myanmar Oil and Gas Enterprise
(MOGE) was the major channel for laundering the revenues of heroin produced and exported by the Burmese army.

     The Company is a major part of a joint venture with MOGE and other entities to extract natural gas from the offshore Yadana field and transport it across the southern peninsula of Burma to Thailand.

     If there is substance to the allegation that MOGE is serving as a conduit for laundering funds generated by the illegal production and sale of heroin, I believe that the Company's association with MOGE is in violation of the Company's "Statement of Principles and Code of Conduct for Doing Business Internationally", and may be indirectly contributing, by serving to legitimize MOGE's operations, to an increase in the sale of heroin in the U.S. and throughout the world.

     I believe that the Company's association with MOGE raises profound ethical and moral questions about the Company's activities and business practices, which may do irreparable harm to shareholders and the reputation of the Company, and thereby may have long-range negative implications for Company's future international business."

                           DIRECTORS' RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE ADOPTION OF THIS PROPOSAL FOR THE FOLLOWING REASONS:

     - The same proposed resolution was defeated last year by a stockholder vote of more than 94 percent.

     - The proposed resolution implies that Unocal officials have knowledge of drug-money laundering activities allegedly conducted by the Myanmar Oil and Gas Enterprise (MOGE). This is absolutely false.

     - Unocal has no access to nor do we have the legal authority to review MOGE's internal records.

DISCUSSION

     The proposed resolution is identical to one defeated last year by more than 94 percent of the shares voted.

     The resolution requests that a committee of outside Directors conduct extensive research and publish a written report on the allegation that MOGE is serving as a conduit for illegal drug-money laundering in Myanmar (Burma); the extent to which Company officials have been aware of any facts linking MOGE to drug-money laundering; and a recommended course of action for the Board of Directors to take based on the findings.

     The proposed resolution implies that Unocal officials have knowledge of drug-money laundering activities allegedly conducted by the Myanmar Oil and Gas Enterprise (MOGE). This is an absolutely false allegation.

     The proposal wrongly assumes that Unocal has a legal or contractual right to access MOGE's accounting or other financial records required for such an investigation. Unocal has no right to that information and would be unable to comply with this resolution if it were passed.

OUR POSITION

     Unocal is committed to meeting the highest ethical standards at home and abroad, and is equally committed to complying with all local and U.S. laws governing our financial and operating activities. The company has explicit policies against any type of involvement in unethical or illegal behavior.

     The company has no right to conduct an investigation into the financial activities of a foreign state-owned company such as MOGE. If this resolution were to be adopted by stockholders, Unocal could not comply with its requirements.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST THIS PROPOSAL. THE PROXY HOLDERS WILL VOTE ALL PROXIES RECEIVED AGAINST THIS PROPOSAL UNLESS INSTRUCTED OTHERWISE.

     The affirmative vote of a majority of the shares present in person or by proxy at the meeting, and entitled to vote on this item, is required for approval of this proposal.

                                    ITEM 6.
                              STOCKHOLDER PROPOSAL

     A stockholder has given notice that the following proposal will be presented at the meeting:

     "WHEREAS: Nobel Peace Prize Laureate and Burmese democracy movement leader Aung San Suu Kyi has called for economic sanctions on Burma, stating that corporations that do business in Burma "do create jobs for some people but what they're mainly going to do is making an already wealthy elite wealthier, and increase its greed and strong desire to hang on to power . . . these companies harm the democratic process a great deal."

     Because of the Burmese military junta's large-scale repression of the democracy movement, on May 20, 1997, President Clinton signed an executive order banning new US investment in Burma;

     Several cities, including New York and San Francisco, and the Commonwealth of Massachusetts have enacted laws that effectively prohibit contracts with companies that do business in Burma;

     The Oil, Chemical and Atomic Workers Union (OCAW) and the AFL-CIO support economic sanctions on Burma;

     Media such as BusinessWeek, CNN, Economist, Los Angeles Times, New York Times and Washington Post have published articles about the growing pressure on companies that do business in Burma;

     Unocal, in partnership with Total of France, the Petroleum Authority of Thailand and the Burmese state-owned oil company, has an equity stake in the largest investment project in Burma: the building of a pipeline from the offshore Yadana gas-field to Thailand;

     Human rights organizations based on the Thai/Burmese border have documented not only numerous human rights abuses committed by Burmese troops deployed to secure the pipeline area but also the use of forced labor by the Burmese military on infrastructure related to the pipeline project;

     Unocal has allowed no independent human rights investigation of the numerous documented allegations of abuse of human rights in the pipeline area;

     On September 3, 1996, the democratically elected government-in-exile of Burma filed a lawsuit in US federal court seeking a court order halting Unocal's role in the Yadana pipeline and seeking compensatory and punitive damages. On October 3, 1996, a similar additional lawsuit was filed on behalf of victims of human rights abuses in Burma;

     BE IT RESOLVED: The shareholders request that the Board of Directors appoint a committee of outside directors to issue a report by October 1998 on the actual and potential economic and public relations cost to Unocal of opposition to its business in Burma. The report, omitting confidential information and prepared at reasonable cost, should include the actual and potential benefits of continuing to do business in Burma as well as the costs to Unocal of:

     1. The growing boycott of Unocal products by consumers, including cities and states

     2. The increasing lobbying by Unocal of federal and local legislatures and governments

     3. Litigation filed against Unocal

SUPPORTING STATEMENT

     We are concerned by the growing damage to Unocal's sales and image of its business in Burma. We are also concerned about the mounting cost of lobbying against federal sanctions and local selective purchasing legislation. We wish to learn whether these additional economic and public relations costs outweigh the revenues and benefits that Unocal derives from its business in Burma."

                           DIRECTORS' RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE ADOPTION OF THE PROPOSAL FOR THE FOLLOWING REASONS:

     - The same proposed resolution was defeated last year by a stockholder vote of more than 95 percent.

     - During 1997, the Company divested all U.S. refining and marketing assets. Therefore, the consumer boycott issue raised in the proposal is irrelevant.

     - Unocal's non-operating expenses for government relations, public communications and legal costs related to its Myanmar investment were immaterial. These costs amounted to approximately $2 million, or less than 0.03 percent of Unocal's total assets of $7.5 billion and 0.04 percent of its 1997 expenses.

DISCUSSION

     The proposed resolution is identical to one rejected last year by more than 95 percent of the shares voted.

     The proposal requests that the Board of Directors appoint a committee of outside directors to issue a report on the actual and potential economic and public relations costs to Unocal of opposition to its business in Myanmar (Burma). The report should include actual and potential benefits of continuing to do business in Burma as well as the costs to Unocal of the growing boycott of Unocal products by consumers, including cities and states; the increasing lobbying by Unocal of federal and local legislatures and governments; and litigation filed against Unocal.

     The sale of 76 Products Company and the restructuring of The UNO-VEN Company ended Unocal's exposure to consumer boycotts. Those boycotts have had virtually no impact on Unocal's operations either before or after those transactions were completed.

OUR POSITION

     The expenses that would be required to produce the economic report proposed in this resolution are unnecessary. The sale of 76 Products Co. and the restructuring of The UNO-VEN Company ended Unocal's insignificant exposure to consumer boycotts. Non-operating expenses associated with the Company's Myanmar investments are immaterial.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST THIS PROPOSAL. THE PROXY HOLDERS WILL VOTE ALL PROXIES RECEIVED AGAINST THIS PROPOSAL UNLESS INSTRUCTED OTHERWISE.

     The affirmative vote of a majority of the shares present in person or by proxy at the meeting, and entitled to vote on this item, is required for approval of this proposal.

     The names and addresses of the stockholder proponents, and information regarding their Unocal common stockholdings, will be furnished promptly upon receipt of any telephone or written request to the Secretary of the Company.

                                    ITEM 7.
                                 OTHER MATTERS

     In accordance with Article III, Section 7 of the Company's Bylaws, for business to be properly brought before an annual meeting by a stockholder, such business must be a proper matter for stockholder action under the General Corporation Law of the State of Delaware, and the Corporate Secretary must have received written notice at least 60 days prior to the meeting. The notice shall contain a brief description of each matter desired to be brought before the meeting, the stockholder's name and address as they appear on the Company's books, the number of shares owned by the stockholder and proof of beneficial ownership, any material interest of the stockholder in such business, and indicate whether the stockholder intends to solicit proxies in favor of such business. Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with these procedures.

     The Board of Directors has no knowledge at the time of the printing of this Proxy Statement of other business to be presented for action at the annual meeting of stockholders or any adjournment thereof. If other business properly comes up for action at the meeting, including any stockholder proposal omitted pursuant to Rule 14a-8, the proxy holders will vote the proxies in their discretion.

                 STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     Stockholder proposals for inclusion in the Company's Proxy Statement for the 1999 Annual Meeting must be received by the Corporate Secretary at 2141 Rosecrans Avenue, Suite 4000, El Segundo, California 90245, on or before December 21, 1998.

                                            By Order of the Board of Directors

                                            /s/ BRIGITTE M. DEWEZ
                                            ---------------------
                                            Brigitte M. Dewez
                                            Corporate Secretary
April 20, 1998
El Segundo, California

                                   EXHIBIT A
                       1998 MANAGEMENT INCENTIVE PROGRAM

     The purpose of the 1998 Management Incentive Program (the "Program") is to provide a means through which Unocal Corporation (the "Company") and its subsidiaries may attract and retain able employees upon whom the success of the Company rests, and provide a means whereby those employees will be fairly compensated and can acquire and maintain stock ownership, thereby strengthening their commitment to maximizing the value of the Company for its stockholders.

The Program has three major components:

     1. The Revised Incentive Compensation Plan;

     2. The Long-Term Incentive Plan of 1998; and

     3. The 1998 Performance Stock Option Plan.

     A total of 4,750,000 shares will be subject to issuance under the Revised Incentive Compensation Plan for Restricted Stock Awards elected after June 1, 1998 and under the Long-Term Incentive Plan of 1998, and a total of 3,500,000 shares will be subject to issuance under the 1998 Performance Stock Option Plan. Of this total amount of 8,250,000 shares, not more than 1,750,000 shares may be issued as Performance Share Awards and Restricted Stock Awards.

Each of the components of the Program is described in the sections which follow.

REVISED INCENTIVE COMPENSATION PLAN

 1. GENERAL DESCRIPTION

     The Revised Incentive Compensation Plan provides for annual cash awards to Employees of the Company and its Subsidiaries. Participants may elect to defer a portion of their annual Award into Restricted Stock which is subject to forfeiture under certain conditions and may, also, elect to defer payment of cash Awards pursuant to a cash deferral program.

 2. DEFINITIONS

The following definitions shall be applicable throughout the Plan:

     a.   "Award" means a cash award granted under the Plan.

     b.   "Award Period" means a period of one year.

     c. "Board" means the Board of Directors of the Company, except those members who are Employees.

     d.   "Code" means the Internal Revenue Code of 1986, as amended.

     e. "Committee" means the Management Development and Compensation Committee of the Board, which shall consist solely of two or more "outside directors," as defined in the regulations under Section 162(m) of the Code. In the event that one or more members of the Committee are determined not to comply with this requirement, then the entire Board may serve as the Committee for purposes of the Plan, including ratification of prior grants made by the Committee.

     f.   "Company" means Unocal Corporation.

     g. "Comparative Return to Stockholders" means the Company's return to stockholders compared to the return to stockholders of selected Peer Group Companies. The Committee shall, in its sole discretion, determine the basis for comparing stockholder returns.

     h. "Employee" means any person regularly employed by the Company or a Subsidiary on a full-time salaried basis.

     i. "Fair Market Value" for Restricted Stock means the average of the closing prices of the Stock as reported in the New York Stock Exchange Composite Transactions quotations for the 30 consecutive trading days prior to the first day of the calendar year in which the Award is payable.

     j. "Holder" means an Employee of the Company who has deferred a portion of his Award into Restricted Stock.

     k. "Peer Group Companies" means those companies selected by the Committee for the purpose of comparing returns to stockholders during the Award Period.

     1. "Plan" means the Revised Incentive Compensation Plan, as amended from time to time.

     m. "Program" means the 1998 Management Incentive Program, as amended from time to time.

     n. "Restricted Stock" means Stock granted pursuant to a deferral election under the Plan.

     o. "Stock" means shares of common stock of the Company as defined in Article Fourth of the Company's Certificate of Incorporation and such other stock as shall be substituted for such shares as provided in
          Section 8.

     p. "Subsidiary" means any corporation of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

 3. PLAN DURATION

     The Plan shall have no fixed expiration date.

 4. ADMINISTRATION

     The Committee shall administer the Plan. The acts of a majority of the members present at any meeting at which a quorum is present and acts unanimously approved in writing by the Committee shall be deemed the acts of the Committee. The Committee may conduct meetings in person or by telephone.

     No member of the Committee, while serving as such, shall be eligible to receive an Award under the Plan. The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable in the administration of the Plan. The Committee's interpretation of the Plan or any Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties.

 5. DETERMINATION OF INCENTIVE COMPENSATION FUND AND AWARDS

     The Committee selects Employees to participate in the Plan and establishes individual target awards for each participant. The sum of these awards is the target fund for the Award Period. This fund shall be adjusted based on the Company's Comparative Return to Stockholders over the Award Period. The fund shall be subject to further adjustment for minimum Company performance requirements as determined by the Committee. The adjusted fund shall be allocated in whole or in part to participants on the basis of such factors as:

     a. Comparison of actual operational results to plans or goals, adjusted for external factors such as changes in market prices.

     b. Individual performance of Employees selected to participate in the Plan.

     c.   Reasonableness of total cash compensation.

     The maximum cash Award payable to a participant in the Plan in any calendar year shall be $2,000,000, prior to any adjustments for deferral of awards pursuant to Section 6.

 6. PAYMENT AND DEFERRAL OF AWARDS

     Awards under the Plan shall be paid in cash from general funds of the Company in a manner to be prescribed by the Committee. An Award recipient may elect annually to defer all or a portion of his Award, as determined by the Committee, into Restricted Stock (a "Restricted Stock Award"). In consideration for forgoing cash compensation, the Committee may, in its discretion, make a Restricted Stock Award with a total dollar value greater than the Award deferred, provided that any such increase shall not exceed 100% of the dollar value of the Award deferred. The number of shares of Restricted Stock issued in consideration of Awards deferred shall be based on Fair Market Value, after any such increase described above. The Committee may also permit participants in the Plan to defer payment of cash Awards pursuant to a cash deferral program on such terms, including interest which may be credited thereon, as the Committee may approve in its sole discretion.

     a. Restriction Period. At the time a Restricted Stock Award is made, the Committee shall establish a period of time (the "Restriction Period") applicable to such Restricted Stock Award, which shall be not less than four years. Each Restricted Stock Award may have a different Restriction Period, at the discretion of the Committee. In the event of a public tender for all or any portion of the Stock of the Company; in the event that any proposal to merge, consolidate or otherwise combine the Company with another company is submitted for stockholder approval; or if another situation exists that the Committee determines is similar thereto, the Committee may in its sole discretion change or eliminate the Restriction Period, and it may also include provisions for such events in the Restricted Stock Award.

     b. Other Terms and Conditions. Subject to the terms of the Plan, the Committee shall determine and may amend the terms and conditions applicable to any particular Restricted Stock Award. The Holder shall have the right to enjoy all stockholder rights during the Restriction Period with the exception that:

     (i) The Holder may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of the Stock during the Restriction Period, except as permitted pursuant to Section 7(e).

     (ii) Any breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Award shall cause a forfeiture of the Restricted Stock Award, and any dividends withheld thereon.

     (iii) Cash and stock dividends may either be currently paid or withheld by the Company for the Holder's account. At the discretion of the Committee, interest may be paid on the amount of cash dividends withheld, including cash dividends on stock dividends, at a rate and subject to such terms as determined by the Committee.

     c. Termination of Employment. Unless the Committee determines otherwise, in the event a Holder terminates employment during a Restriction Period, a Restricted Stock Award will be subject to the following:

     (i) Termination determined by the Committee to be at the convenience of the Company and not for "cause" or for performance inadequacy:

            -- The Restricted Stock Award would be payable in full and distributed as soon as practicable after termination.

     (ii)   Resignation or discharge other than pursuant to Section 6(c)(i):

            -- The Restricted Stock Award would be completely forfeited.

     (iii) Retirement, other than early retirement, pursuant to the Company retirement plan then in effect:

            -- The Restricted Stock Award would be payable in full and distributed as soon as practicable after retirement.

     (iv)   Early Retirement:

            -- If at the Holder's request, the Restricted Stock Award would be completely forfeited.

            -- If at the Company's request, the Restricted Stock Award would be payable in full and distributed as soon as practicable after retirement.

     (v)    Death or Total and Permanent Disability:

            -- The Restricted Stock Award would be payable in full and distributed as soon as practicable after death or disability.

     d. Distribution. Except as provided in Section 6(a), in no event shall Stock be delivered prior to six months from the date of grant.

 7. GENERAL

     a. Government and Other Regulations. The obligation of the Company to make payment of distributions under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. The Company shall be under no obligation to register under the Securities Act of 1933, as amended ("Act") any of the shares of Stock paid under the Plan. If the shares paid under the Plan may in certain circumstances be exempt from registration under the Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     b. Tax Withholding. The Company or a Subsidiary, as appropriate, shall have the right to deduct from all Awards paid in cash any federal, state or local taxes as required by law to be withheld with respect to such cash payments, and, in the case of Awards paid in Stock, the Employee or other person receiving such Stock may be required to pay to the Company or a Subsidiary, as appropriate, the amount of any such taxes which the Company or Subsidiary is required to withhold with respect to such Stock. The Company may, in lieu of requiring cash payment of any such taxes, elect to withhold from Stock payments a number of whole shares of Stock whose value is at least equal to the amount of such taxes. Valuation for this purpose shall be the average of the reported high and low prices of the Stock as reported in the New York Stock Exchange Composite Transactions quotations for the first trading date following the Award or Restriction Period, unless the Committee determines that it is appropriate to value the Stock on some other date for this purpose.

     c. Claim to Awards and Employment Rights. No Employee or other person shall have any claim or right to be granted an Award under the Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any Employee any right to be retained in the employ of the Company or a Subsidiary.

     d. Beneficiaries. Any payment due under the Plan to a deceased participant shall be paid to the beneficiary designated by the participant and filed with the Committee. If no such beneficiary has been designated, payment shall be made to the participant's surviving spouse. If a participant does not designate a beneficiary or have a surviving spouse, payment shall be made to the participant's legal representative. A beneficiary designation may be changed or revoked by a participant at any time, provided the change or revocation is filed with the Committee.

     e. Nontransferability. A person's rights and interests under the Plan, including amounts payable, may not be assigned, pledged, or transferred except, in the event of an Employee's death, to a designated beneficiary as provided in the Plan, or in the absence of such designation, by will or the laws of descent and distribution, except as may be permitted by the Committee in its sole discretion. The Committee, in its sole discretion, may permit transfers of Restricted Stock to an Employee's family members and entities (including trusts, corporations, partnerships, and limited liability companies) which are established for the exclusive benefit of or are owned solely by family members and may prescribe such rules and limitations as it deems appropriate regarding such transfers, taking into account tax considerations, the impact of Section 16 of the Securities Exchange Act of 1934, the need to register shares under the Securities Act of 1933 and any applicable State Blue Sky Laws, and any other relevant considerations.

     f. Indemnification. Each person who is or shall have been a member of the Committee or the Board, including the Employee directors, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him in satisfaction of judgment in any such action, suit or proceeding against him. He shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     g. Reliance on Reports. Each member of the Committee and the Board, including the Employee directors, shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Committee or of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

     h. Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary, unless specifically so provided under such plan.

     i. Lapse of Awards. To the extent a Restricted Stock Award lapses or the rights of its Holder terminate or are forfeited, any shares of Stock subject to such Award which are forfeited shall again be available to be granted as an Award. Upon satisfaction of tax withholding obligations in connection with any payment made or benefit realized under this Plan by the transfer or relinquishment of Stock, there shall be deemed to have been issued or transferred under this Plan only the number of shares of Stock actually issued or transferred by the Company less the number of shares of Stock so transferred or relinquished.

     j. Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

     k. Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

     l. Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

 8. CHANGES IN CAPITAL STRUCTURE

     Restricted Stock Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee as to the number and price of shares of Stock or other considerations subject to such Awards in the event of changes in the outstanding Stock by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award. In the event of any such change in the outstanding Stock, the aggregate number of shares available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

 9. AMENDMENTS AND TERMINATION

     The Board may at any time terminate the Plan, and with the express written consent of a Holder, the Board or Committee may cancel, reduce or otherwise alter his outstanding Awards thereunder if, in its judgment, the tax, accounting, or other effects of the Plan or potential payouts thereunder would not be in the best interest of the Company. The Board may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part, provided, however, that without further stockholder approval the Board shall not permit the granting of an Award to a person who is not an Employee or increase the maximum number of shares which may be issued pursuant to Restricted Stock Awards under the Plan or Program, except as provided in
Section 8.

LONG-TERM INCENTIVE PLAN OF 1998

 1. GENERAL DESCRIPTION

     The Long-Term Incentive Plan of 1998 provides for granting Nonqualified Stock Options, Restricted Stock Awards, and Performance Shares. The Plan succeeds the Unocal Long-Term Incentive Plans of 1985 and 1991, with certain grants under the 1985 and 1991 Plans subject to the provisions of the 1998 Plan as described herein.

 2. DEFINITIONS

     The following definitions shall be applicable throughout the Plan:

     a. "Award" means, individually or collectively, any Nonqualified Stock Options, Restricted Stock Award or Performance Share Award.

     b. "Award Period" means the period of time (which shall be not less than four years) used to determine any payments of Performance Share Awards.

     c. "Board" means the Board of Directors of the Company, except those members who are Employees.

     d. "Code" means the Internal Revenue Code of 1986, as amended.

     e. "Committee" means the Management Development and Compensation Committee of the Board, which shall consist solely of two or more "outside directors," as defined in the regulations under Section 162(m) of the Code. In the event that one or more members of the Committee are determined not to comply with this requirement, then the entire Board may serve as the Committee for purposes of the Plan, including ratification of prior grants made by the Committee.

     f. "Company" means Unocal Corporation.

     g. "Comparative Return to Stockholders" means the Company's return to stockholders compared to the return to stockholders of a selected group of Peer Group Companies. The Committee shall, in it sole discretion, determine the basis for comparing stockholder returns.

     h. "Date of Grant" means the date on which the granting of an Award is authorized by the Committee or such later date as may be specified by the Committee in such authorization.

     i. "Employee" means any person regularly employed by the Company or a Subsidiary on a full-time salaried basis.

     j. "Fair Market Value" means:

        (i) For Options, the average of the reported high and low prices of the Stock as reported in the New York Stock Exchange Composite Transactions quotations on a specified date.

        (ii) For Performance Share Awards, the average of the closing prices of the Stock as reported in the New York Stock Exchange Composite Transactions quotations for the 30 consecutive trading days prior to the "Valuation Date." The "Valuation Date" for the purpose of granting Performance Share Awards shall be the first day of the calendar year in which the Award is made. The "Valuation Date" for the purpose of Performance Share payments shall be the trading day on which the Committee approves the payment.

     k. "Holder" means an Employee of the Company or a Subsidiary who has been granted an Option, a Restricted Stock Award, or a Performance Share Award.

     l. "Option" or "Nonqualified Stock Option" means an Award granted under
Section 7.

     m. "Peer Group Companies" means those companies selected by the Committee, in its sole discretion, for the purpose of comparing returns to stockholders during the Award Period.

     n. "Performance Share" means an Award granted under Section 8.

     o. "Plan" means the Long-Term Incentive Plan of 1998, as amended from time to time.

     p. "Program" means the 1998 Management Incentive Program, as amended from time to time.

     q. "Restricted Stock Award" means an Award granted under Section 9.

     r. "Stock" means shares of common stock of the Company as defined in Article Fourth of the Company's Certificate of Incorporation and such other stock as shall be substituted for such shares as provided in Section 11.

     s. "Subsidiary" means any corporation of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

 3. EFFECTIVE DATE AND DURATION

     The Plan shall be effective on June 1, 1998. Subject to the provisions of
Section 12, Awards may be made as provided herein for a period of ten years.

     The Plan shall continue in effect until all matters relating to the payment of Awards and administration of the Plan have been settled.

 4. ADMINISTRATION

     The Committee shall administer the Plan. The acts of a majority of the members present at any meeting at which a quorum is present and acts unanimously approved in writing by the Committee shall be deemed the acts of the Committee. The Committee may conduct its meetings in person or by telephone. The Committee may, in its discretion, delegate the authority to grant Awards under the Plan for Employees other than executive officers to a committee of the Board of Directors of the Company.

     No member of the Committee, while serving as such, shall be eligible to receive an Award under the Plan. The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable in the administration of the Plan. The Committee's interpretation of the Plan or any Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties.

 5. GRANT OF OPTIONS, RESTRICTED STOCK AWARDS, AND PERFORMANCE SHARE AWARDS:
    SHARES SUBJECT TO THE PLAN

     The Committee may, from time to time, grant and amend Awards to Employees in accordance with the provisions of the Plan; provided however that:

     a. Subject to Section 11, the aggregate number of shares of Stock made subject to Awards under the Plan may not exceed 4,750,000 shares. All shares which were not previously subject to grants under the Long Term Incentive Plans of 1985 and 1991 shall be canceled.

     b. To the extent an Award lapses or the rights of its Holder terminate or are forfeited, any shares of Stock subject to such Award which are not exercised or are forfeited shall again be available to be granted as an Award. Upon the full or partial payment of any option price by the transfer to the Company of Stock or upon satisfaction of tax withholding obligations in connection with any such exercise or any other payment made or benefit realized under this Plan by the transfer or relinquishment of Stock, there shall be deemed to have been issued or transferred under this Plan only the number of shares of Stock actually issued or transferred by the Company less the number of shares of Stock so transferred or relinquished.

     c. Stock delivered by the Company in settlement under the Plan may be from the Company's authorized and unissued Stock or Stock purchased on the open market or by private purchase.

     d. Except as provided in Sections 7(d)(v), 8(c) or 9(a), the Company shall not distribute Stock until six months have elapsed from the date of the Award under the Plan.

     e. Awards may contain such other provisions as the Committee may determine which are not inconsistent with the terms of the Plan.

 6. ELIGIBILITY

     All Employees of the Company and its Subsidiaries (including officers or Employees who are members of the Board of Directors) shall be eligible to be granted Awards under the Plan.

 7. STOCK OPTIONS

     One or more Options may be granted to any Employee. No person may be granted during any 12-month period Options to acquire more than 100,000 shares of Stock under this Plan. Each Option so granted shall be subject to the following conditions:

     a. Option Price. The option price per share of Stock shall be set by the grant, but shall be not less than Fair Market Value on the Date of Grant.

     b. Form of Payment. At the time of the exercise of the Option, the option price shall be payable in a combination of cash and/or shares of Stock acceptable to the Committee valued at the Fair Market Value as of the date the Option is exercised, including (if permitted by the Company) proceeds from the sale of Stock acquired by exercise of the Option (a cashless exercise).

     c. Restrictions on Shares Acquired. The Committee may impose restrictions for a specified period (the "Restriction Period") on a portion or all of the shares acquired through exercise of Options in order to promote the share ownership objectives of the Plan.

     d. Stock Option Agreement. Each Option granted under the Plan shall be evidenced by a "Stock Option Agreement" between the Company and the Holder of the Option containing provisions determined by the Committee, which shall include the following terms and conditions:

     (i) Any Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof, except as otherwise determined by the grant.

     (ii) Every share purchased through the exercise of an Option shall be paid for in full prior to delivery of stock or, if permitted by the Company, through a cashless exercise. Each Option shall cease to be exercisable, as to any share, when the Holder purchases the share or when the Option lapses.

     (iii) Options shall not be transferable by the Holder except by will or the laws of descent and distribution and shall be exercisable during the Holder's lifetime only by the Holder, his guardian or legal representative, except as permitted pursuant to Section 10(e).

     (iv) In consideration for the granting of each Option, the Holder shall agree to remain in the employment of the Company or one or more of its Subsidiaries at the pleasure of the Company or such Subsidiary for a continuous period of at least one year after the Date of Grant. At the discretion of the Committee, this requirement may be waived if the Holder during said one-year period becomes incapacitated or enters the active service of the military forces of the United States or other United States service connected with national defense activities. The Holder agrees that during such employment, he will devote his entire time, energy and skills to the service and interest of the Company or such Subsidiary subject to vacations, sick leave, and other absences in accordance with the regular policies of the Company and its Subsidiaries.

     (v) Notwithstanding any other provision of the Plan, in the event of a public tender for all or any portion of the Stock of the Company; in the event that a proposal to merge, consolidate, or otherwise combine with another company is submitted for stockholder approval; or another situation exists which the Committee determines is similar thereto, the Committee may in its sole discretion declare outstanding Options to be immediately exercisable, and it may also include provisions for such events in the Stock Option Agreement.

     (vi) The Committee may in its sole discretion declare that outstanding Options which are immediately exercisable, but have not been exercised, will terminate upon (i) a dissolution of the Company,
            (ii) a merger, reorganization, consolidation or similar event that the Company does not survive, or (iii) the consummation of a merger, reorganization, consolidation or similar event approved by the Board of Directors, and it may also include provisions for such events in the Stock Option Agreement.

     e. Other Terms and Conditions. Each Option shall become exercisable in such manner (which may include cumulative annual or other installments) on or after such date or dates and within such period or periods, not to exceed ten years from its Date of Grant, as set forth in the Stock Option Agreement.

 8. PERFORMANCE SHARES

     All outstanding grants of Performance Share Awards under the Long-Term Incentive Plans of 1985 and 1991 shall be subject to the terms of this Plan, subject to any required consent of the Holder.

     a. Awards. Grants of Performance Shares may be made by the Committee during the term of the Plan, which shall be credited to a Performance Share account to be maintained for each such Holder. Each Performance Share shall have a value equivalent to one share of Stock of the

Company. Grants of Performance Shares shall be deemed to have been made on January 1 of the calendar year in which grants are made. In determining the size of Awards, the Committee may take into account a Holder's responsibility level, performance, potential, cash compensation level, and the Fair Market Value of the Company's Stock at the time of Awards, as well as such other considerations as it deems appropriate. No person may receive more than 30% of the aggregate number of Performance Shares granted or more than 25,000 Performance Shares in any 12-month period.

     b. Right to Payment of Performance Shares. Following the end of the Award Period, the Committee shall establish and determine a percentage by which the Performance Shares awarded shall be multiplied, based on the Company's Comparative Return to Stockholders, and each Holder's Performance Shares shall be multiplied by that percentage ("Payout Shares"). In no event shall such percentage exceed 200%.

     Each Holder of Performance Shares shall be entitled at the end of an Award Period to a dollar amount equal to the Fair Market Value of his Payout Shares as of the Valuation Date. In no event shall the Fair Market Value of the Payout Shares exceed 400% of the Fair Market Value of the initial Award of Performance Shares.

     c. Timing and Form of Payment. No payment of Performance Shares shall be made prior to the end of an Award Period, but shall be made as soon as practicable thereafter. The Committee may authorize payment in a combination of cash and/or Stock, as it deems appropriate. Stock may be withheld to satisfy the tax obligations resulting from the Award. Stock delivered in payment of Performance Shares may be shares purchased for the account of the Holder or authorized and unissued shares, or any combination thereof. The number of shares of Stock to be paid in lieu of cash will be determined by dividing the portion of the payment not paid in cash by:

     (i) The average of the reported high and low prices of the Stock as reported in the New York Stock Exchange Composite Transactions quotations on the date on which the shares are issued, or

     (ii) The price per share paid for shares purchased for a Holder's account should the Company purchase shares on behalf of a Holder.

     Notwithstanding any other provision of the Plan, in the event of any public tender for all or any part of the Stock of the Company; in the event that any proposal to merge, consolidate or otherwise combine the Company with another company is submitted for stockholder approval; or another situation exists which the Committee determines is similar thereto, the Committee may in its sole discretion declare any Award Period ended as of a specific date and accelerate full payments of such Awards accordingly, and it may also include provisions for such events in the Performance Share Award. The Committee shall determine a Comparative Return to Stockholders for the reduced Award Period.

     d. Termination of Employment. In the event a Holder terminates employment during an Award Period, payout would be as follows:

     (i) Termination determined by the Committee to be at the convenience of the Company and not for "cause" or for performance inadequacy:

            -- Payout would be at the end of the Award Period and prorated for service during the period.

     (ii)   Resignation or discharge other than pursuant to Section 8(d)(i):

            -- The Award would be completely forfeited.

     (iii) Retirement, other than early retirement, pursuant to the Company retirement plan then in effect:

            -- Payout would be at the end of the Award Period and prorated for service during the period.

     (iv)   Early retirement:

            -- If at the Holder's request, the Award would be completely forfeited.

            -- If at the Company's request, payout would be at the end of the
               Award Period and prorated for service during the period.

     (v)    Death or Total and Permanent Disability:

            -- Payout would be at the end of the Award Period and prorated for service during the period.

 9. RESTRICTED STOCK AWARDS

     a. Restriction Period. A Restricted Stock Award may be granted by the Committee to any Employee. At the time a Restricted Stock Award is made, the Committee shall establish a period of time (the "Restriction Period") applicable to such Award which shall be not less than four years. Each Restricted Stock Award may have a different Restriction Period, at the discretion of the Committee. In the event of a public tender for all or any portion of the Stock of the Company; or in the event that any proposal to merge, consolidate, or otherwise combine the Company with another company is submitted for stockholder approval; or another situation exists which the Committee determines is similar thereto, the Committee may in its sole discretion change or eliminate the Restriction Period, and it may also include provisions for such events in the Restricted Stock Award.

     b. Other Terms and Conditions. Subject to the terms of the Plan, the Committee shall determine the terms and conditions applicable to any particular grant of a Restricted Stock Award. The Holder shall have the right to enjoy all stockholder rights during the Restriction Period with the exception that:

     (i) The Holder may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of the Stock during the Restriction Period, except as permitted pursuant to Section 10(e).

     (ii) Any breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Award shall cause a forfeiture of the Restricted Stock Award, and any dividends withheld thereon.

     (iii) Cash and stock dividends may either be currently paid or withheld by the Company for the Holder's account. At the discretion of the Committee, interest may be paid on the amount of cash dividends withheld, including cash dividends on stock dividends, at a rate and subject to such terms as determined by the Committee.

     c. Termination of Employment. Unless the Committee determines otherwise, in the event a Holder terminates employment during a Restriction Period, a Restricted Stock Award will be subject to the following:

     (i) Termination determined by the Committee to be at the convenience of the Company and not for "cause" or for performance inadequacy:

            -- The Restricted Stock Award would be prorated for service during the Restriction Period and would be distributed as soon as practicable following termination.

     (ii)   Resignation or discharge other than pursuant to Section 9(c)(i):

            -- The Restricted Stock Award would be completely forfeited.

     (iii) Retirement, other than early retirement, pursuant to the Company retirement plan then in effect:

            -- The Restricted Stock Award would be prorated for service during the Restriction Period and would be distributed as soon as practicable following retirement.

     (iv)   Early Retirement:

            -- If at the Holder's request, the Restricted Stock Award would be completely forfeited.

            -- If at the Company's request, the Restricted Stock Award would be prorated for service during the Restriction Period and would be distributed as soon as practicable following retirement.

     (v)    Death or Total and Permanent Disability:

            -- The Restricted Stock Award would be prorated for service during the Restriction Period and distributed as soon as practicable following death or disability.

10. GENERAL

     a. Government and Other Regulations. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. The Company shall be under no obligation to register under the Securities Act of 1933, as amended ("Act") any of the shares of Stock paid under the Plan. If the Stock issued under the Plan may in certain circumstances be exempt from registration under the Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     b. Tax Withholding. The Company or a Subsidiary, as appropriate, shall have the right to deduct from all Awards paid in cash any federal, state or local taxes as required by law to be withheld with respect to such cash payments, and, in the case of Awards paid in Stock, the Employee or other person receiving such Stock may be required to pay to the Company or a Subsidiary, as appropriate, the amount of any such taxes which the Company or Subsidiary is required to withhold with respect to such Stock. The Company may, in lieu of requiring cash payment of any such taxes, elect to withhold from Stock payments a number of whole shares of Stock whose value is at least equal to the amount of such taxes. Valuation for this purpose shall be the average of the reported high and low prices of the Stock as reported in the New York Stock Exchange Composite Transactions quotations for the first trading date following the Restriction Period, unless the Committee determines that it is appropriate to value the Stock on some other date for this purpose.

     c. Claim to Awards and Employment Rights. No Employee or other person shall have any claim or right to be granted an Award under the Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any Employee any right to be retained in the employ of the Company or a Subsidiary.

     d. Beneficiaries. Any payment of Awards due under this Plan to a deceased Holder shall be paid to the beneficiary designated by the Holder and filed with the Company. If no such beneficiary has been designated, payment shall be made to the Holder's surviving spouse. If the Holder has not designated a beneficiary and has no surviving spouse, payment shall be made to the Holder's legal representative. A beneficiary designation may be changed or revoked by a Holder at any time, provided the change or revocation is filed with the Committee.

     e. Nontransferability. A Holder's rights and interests under the Plan, including amounts payable, may not be assigned, pledged, or transferred except, in the event of an Employee's death, to a designated beneficiary as provided in the Plan, or in the absence of such designation, by will or the laws of descent and distribution, except as may be permitted by the Committee in its sole discretion. The Committee, in its sole discretion, may permit transfers of Options, Performance Shares and/or Restricted Stock Awards to an Employee's family members and entities (including trusts, corporations, partnerships, and limited liability companies) which are established for the exclusive benefit of or are owned solely by family members and may prescribe such rules and limitations as it deems appropriate regarding such transfers, taking into account tax considerations, the impact of Section 16 of the Securities Exchange Act of 1934, the need to register shares under the Securities Act of 1933 and any applicable State Blue Sky Laws, and any other relevant considerations.

     f. Indemnification. Each person who is or shall have been a member of the Committee or the Board, including the Employee directors, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him in satisfaction of judgment in any such action, suit or proceeding against him. He shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     g. Reliance on Reports. Each member of the Committee and the Board, including the Employee directors, shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Committee or of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

     h. Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under a pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary.

     i. Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

     j. Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

     k. Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

11. CHANGES IN CAPITAL STRUCTURE

     Options, Restricted Stock Awards, Performance Share Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee as to the number and price of shares of Stock or other considerations subject to such Awards in the event of changes in the outstanding Stock by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Options or Awards. In the event of any such change in the outstanding Stock, the aggregate number of shares available under the Plan and Program may be appropriately adjusted by the Committee, whose determination shall be conclusive.

12. AMENDMENTS AND TERMINATION

     The Board may at any time terminate the Plan and, with the express written consent of a Holder, the Board or Committee may cancel, reduce or otherwise alter his outstanding Awards thereunder if, in its judgment, the tax, accounting, or other effects of the Plan or potential payouts thereunder would not be in the best interest of the Company. The Board may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part, provided, however, that without further stockholder approval the Board shall not:

     a. Increase the maximum number of shares which may be issued under the Plan or Program, or the maximum number of shares which may be granted as Restricted Stock Awards under the Plan or Program, except as provided in Section 11;

     b. Change the minimum option price for Options; or

     c. Extend the termination date of the Plan.

1998 PERFORMANCE STOCK OPTION PLAN

 1. GENERAL DESCRIPTION

     The 1998 Performance Stock Option Plan provides for granting Nonqualified Stock Options and Tandem Limited Stock Appreciation Rights to senior management and other key Employees of the Company.

 2. DEFINITIONS

     The following definitions shall be applicable throughout the Plan:

     a. "Average Fair Market Value" means the average of the Fair Market Values of the Stock on each trading day within the specified period.

     b. "Award" means, individually or collectively, any Nonqualified Stock Options and/or Tandem Limited Stock Appreciation Rights.

     c. "Board" means the Board of Directors of the Company, except those members who are Employees.

     d. "Change in Control Event" means an event which is defined in Section 7(d)(vi).

     e. "Code" means the Internal Revenue Code of 1986, as amended.

      f. "Committee" means the Management Development and Compensation Committee of the Board, which shall consist solely of two or more "outside directors," as defined in the regulations under Section 162(m) of the Code. In the event that one or more members of the Committee are determined not to comply with this requirement, then the entire Board may serve as the Committee for purposes of the Plan, including ratification of prior grants made by the Committee.

      g. "Company" means Unocal Corporation.

      h. "Comparative Return to Stockholders" means the Company's return to stockholders compared to the return to stockholders of a selected group of Peer Group Companies. The Committee shall, in it sole discretion, determine the basis for comparing stockholder returns.

      i. "Conversion Date" means a date which is defined in Section 7 or 9.

      j. "Date of Grant" means the date on which the granting of an Award is authorized by the Committee or such later date as may be specified by the Committee in such authorization.

      k. "Employee" means any person regularly employed by the Company or a Subsidiary on a full-time salaried basis.

      l. "Fair Market Value" means the average of the reported high and low prices of the Stock as reported in the New York Stock Exchange Composite Transactions quotations on a specified date.

     m. "Grant Agreement" means an agreement which sets forth the terms of an Award of a Performance Stock Option and/or Tandem Limited Stock Appreciation Right to an eligible Employee pursuant to the Plan.

      n. "Holder" means an Employee of the Company or a Subsidiary who has been granted a Performance Stock Option and/or Tandem Limited Stock Appreciation Right.

      o. "Initial Award" means an Award of a Performance Stock Option and Tandem Limited Stock Appreciation Right with a Date of Grant of March 30, 1998.

      p. "Option," "Nonqualified Stock Option" or "Performance Stock Option" means an Award granted under Section 7 or 9.

      q. "Peer Group Companies" means those companies selected by the Committee, in its sole discretion, for the purpose of comparing returns to stockholders during the Performance Period.

      r. "Performance Condition" means a performance condition for exercise of an Option which is established under Section 7 or 9.

      s. "Performance Period" means a period which is defined in Section 7 or 9.

      t. "Plan" means the 1998 Performance Stock Option Plan, as amended from time to time.

      u. "Stock" means shares of common stock of the Company as defined in Article Fourth of the Company's Certificate of Incorporation and such other Stock as shall be substituted for such shares as provided in Section 11.

      v. "Subsidiary" means any corporation of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

     w. "Tandem Limited Stock Appreciation Right" or "TLSAR" means an Award granted under Section 8 or 9.

      x. "Vesting Condition" means a vesting condition for exercise of an Option which is established under Section 7 or 9.

 3. EFFECTIVE DATE AND DURATION

     The Plan shall be effective on March 30, 1998. Subject to the provisions of
Section 12, Awards may be made as provided herein for a period of five years.

     The Plan shall continue in effect until all matters relating to the payment of Awards and administration of the Plan have been settled.

 4. ADMINISTRATION

     The Committee shall administer the Plan. The acts of a majority of the members present at any meeting at which a quorum is present and acts unanimously approved in writing by the Committee shall be deemed the acts of the Committee. The Committee may conduct meetings in person or by telephone.

     No member of the Committee, while serving as such, shall be eligible to receive an Award under the Plan. The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable in the administration of the Plan. The Committee's interpretation of the Plan or any Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties.

 5. GRANT OF PERFORMANCE STOCK OPTIONS AND TANDEM LIMITED STOCK APPRECIATION
    RIGHTS: SHARES SUBJECT TO THE PLAN

     The Committee may, from time to time, grant and amend Awards to eligible Employees in accordance with the provisions of the Plan; provided, however, that:

      a. Subject to Section 11, the aggregate number of shares of Stock made subject to Awards under this Plan may not exceed 3,500,000 shares.

      b. To the extent an Award lapses or the rights of its Holder terminate or are forfeited, any shares of Stock subject to such Award which are not exercised or are forfeited shall again be available to be granted as an Award; provided, however, that any shares of Stock which are subject to Options which terminate due to failure to satisfy the Performance Conditions established for exercise of the Options shall not be available to be the subject of another Award. Upon the full or partial payment of any option price by the transfer to the Company of Stock or upon satisfaction of tax withholding obligations in connection with any such exercise or any other payment made or benefit realized under this Plan by the transfer or relinquishment of Stock, there shall be deemed to have been issued or transferred under this Plan only the number of shares of Stock actually issued or transferred by the Company less the number of shares of Stock so transferred or relinquished.

      c. Stock delivered by the Company in settlement under the Plan may be from the Company's authorized and unissued Stock or Stock purchased on the open market or by private purchase.

      d. Except as provided in Sections 7(e)(v), 8, or 9(f ) or (g), the Company shall not distribute Stock until six months have elapsed from the date of the Award under the Plan.

 6. ELIGIBILITY

     Senior management and other key Employees of the Company and its Subsidiaries (including officers or Employees who are members of the Board) shall be eligible to be granted Awards under the Plan.

 7. PERFORMANCE STOCK OPTIONS

     One or more Performance Stock Options may be granted to any eligible Employee. No person may be granted during any 36-month period Performance Stock Options to acquire more than 750,000 shares of Stock under this Plan. Each Performance Stock Option so granted shall be subject to the following conditions:

     a. Option Price. The option price per share of Stock for a Performance Stock Option shall be set by the grant, but shall represent a premium of at least 25% over the Fair Market Value on the Date of Grant, as determined by the Committee in its sole discretion.

     b. Form of Payment. At the time of the exercise of the Option, the option price shall be payable in a combination of cash and/or shares of Stock acceptable to the Committee valued at the Fair Market Value as of the date the Option is exercised, including (if permitted by the Company) proceeds from the sale of Stock acquired by exercise of the Option (a cashless exercise).

     c. Performance Conditions and Performance Period. The Committee shall establish the Performance Conditions and Performance Period for each Option granted under this Plan. The Performance Conditions may be based on increases in the Fair Market Value of the Company's Stock and/or Comparative Return to Stockholders during the Performance Period. A Performance Condition established for the Option must be satisfied during the Performance Period in order for the Holder to become entitled to exercise all or any portion of the Option. Otherwise, the Option shall terminate and be forfeited at the end of the Performance Period.

     d. Vesting Conditions. The Committee shall impose Vesting Conditions for each Option which must be satisfied in order for the Holder to become entitled to exercise all or any portion of the Option. Unless the Committee provides otherwise, the Vesting Condition for an Option will be satisfied if the Holder remains in employment with the Company or a Subsidiary from the Date of Grant until the end of the Performance Period for the Option, and in the event the Holder terminates employment during the Performance Period, the Option will be subject to the following:

     (i) Termination determined by the Committee to be at the convenience of the Company and not for "cause" or for performance inadequacy:

            -- The Vesting Condition would be satisfied for a portion of the shares subject to the Option prorated for service during the Performance Period, and the balance of the shares subject to the Option would be forfeited.

     (ii)   Resignation or discharge other than pursuant to Section 7(d) (i):

            -- The Option would be completely forfeited.

     (iii) Retirement, other than early retirement, pursuant to the Company retirement plan then in effect:

            -- The Vesting Condition would be satisfied for a portion of the shares subject to the Option prorated for service during the Performance Period, and the balance of the shares subject to the Option would be forfeited.

     (iv)   Early Retirement:

            -- If at the Holder's request, the Option would be completely forfeited.

            -- If at the Company's request, the Vesting Condition would be satisfied for a portion of the shares subject to the Option prorated for service during the Performance Period, and the balance of the shares subject to the Option would be forfeited.

     (v)    Death or Total and Permanent Disability:

            -- The Vesting Condition would be satisfied for a portion of the shares subject to the Option prorated for service during the Performance Period, and the balance of the shares subject to the Option would be forfeited.

     e. Grant Agreement. Each Performance Stock Option granted under the Plan shall be evidenced by a Grant Agreement between the Company and the Holder of the Option containing provisions determined by the Committee, which shall include the following terms and conditions:

     (i) Any Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof, except as otherwise determined by the grant.

     (ii) Every share purchased through the exercise of an Option shall be paid for in full prior to delivery of stock or, if permitted by the Company, through a cashless exercise. Each Option shall cease to be exercisable, as to any share, when the Holder purchases the share or when the Option lapses.

     (iii) Options shall not be transferable by the Holder except by will or the laws of descent and distribution and shall be exercisable during the Holder's lifetime only by the Holder, his guardian or legal representative, except as permitted pursuant to Section 10(e).

     (iv) In consideration for the granting of each Option, the Holder shall agree to remain in the employment of the Company or one or more of its Subsidiaries at the pleasure of the Company or such Subsidiary for a continuous period of at least one year after the Date of Grant. At the discretion of the Committee, this requirement may be waived if the Holder during said one-year period becomes incapacitated or enters the active service of the military forces of the United States or other United States service connected with national defense activities. The Holder agrees that during such employment, he will devote his entire time, energy and skills to the service and interest of the Company or such Subsidiary subject to vacations, sick leave, and other absences in accordance with the regular policies of the Company and its Subsidiaries.

     (v) Notwithstanding any other provision of the Plan, in the event of a public tender for all or any portion of the Stock of the Company; in the event that a proposal to merge, consolidate, or otherwise combine with another company is submitted for stockholder approval; or another situation exists which the Committee determines is similar thereto, the Committee may in its sole discretion declare outstanding Options for which the Performance Conditions have been or are thereafter satisfied to be immediately exercisable, and it may also include provisions for such events in the Grant Agreement. Any such event which causes an outstanding Option to be immediately exercisable shall be referred to in the Plan as a "Change in Control Event" and shall be deemed to satisfy the Vesting Conditions for the Option (except for any portion of the shares originally subject to the Option which have previously been forfeited).

     (vi) All Options granted under this Plan shall automatically terminate to the extent not previously exercised upon (i) a dissolution of the Company, (ii) a merger, reorganization, consolidation or similar event that the Company does not survive, or (iii) the consummation of a merger, reorganization, consolidation or similar event approved by the Board which the Board determines to be a Change in Control Event. The date upon which any such event occurs shall be referred to in the Plan as a "Conversion Date."

     f. Other Terms and Conditions. Each Option shall become exercisable in such manner on or after such date or dates and within such period or periods, not to exceed ten years from its Date of Grant, as set forth in the Grant Agreement. An Option shall not become exercisable until the Performance Conditions and Vesting Conditions for the Option have been satisfied, and, unless the

Grant Agreement provides otherwise, may not be exercised before the end of the Performance Period for the Option. Unless the Grant Agreement provides otherwise, an Option which is exercisable following termination of employment shall remain exercisable until the end of the original term of the Option.

 8. TANDEM LIMITED STOCK APPRECIATION RIGHTS

     The Committee has the power and sole discretion to grant Tandem Limited Stock Appreciation Rights ("TLSARs") to eligible Employees in conjunction with Options granted under the Plan. Each TLSAR so granted shall be subject to the following conditions:

     a. Grant of TLSAR: Grant Price and Number of Shares. The grant price and number of shares of Stock subject to a TLSAR granted in conjunction with an Option shall be set forth in the Grant Agreement for the Award. The grant price per share of Stock for a TLSAR shall not be less than the Fair Market Value on the Date of Grant.

     b. Termination Date of TLSAR. A TLSAR shall terminate on the earlier of the following dates:

     (i) The date on which the related Option is exercised, with respect to the same percent of shares of Stock subject to the TLSAR as the percent of shares of Stock subject to the related Option which were exercised.

     (ii) The date on which the related Option lapses or is terminated or forfeited, unless the TLSAR is payable on such date.

     In the event of the termination of employment of a Holder, a TLSAR shall be forfeited with respect to the same percent of shares of Stock subject to the TLSAR as the percent of shares of Stock subject to the related Option which were forfeited on account of such termination of employment.

     c. Timing and Form of Payment for TLSAR. Each TLSAR which has not otherwise terminated or been forfeited shall become immediately vested and payable upon the occurrence of a Conversion Date. The Holder shall be entitled to receive payment from the Company equal to the amount determined by multiplying (i) times
(ii):

     (i) The amount by which the Fair Market Value of a share of Stock on or immediately prior to the Conversion Date exceeds the grant price of the TLSAR.

     (ii) The number of shares of Stock with respect to which the TLSAR is payable.

     Each TLSAR shall be paid in cash, provided that if any such payment would cause a Change in Control Event to be ineligible for pooling of interests accounting under APB No. 16, which transaction but for such payment otherwise would have been eligible to receive such accounting treatment, any TLSAR shall be paid in shares of Stock having a Fair Market Value equal to the cash amount foregone.

     d. Grant Agreement. Each Tandem Limited Stock Appreciation Right granted under the Plan in conjunction with an Option shall be evidenced by the Grant Agreement between the Company and the Holder of the Option and TLSAR containing provisions determined by the Committee. The Grant Agreement shall provide that TLSARs shall not be transferable by the Holder except by will or the laws of descent and distribution and shall be payable during the Holder's lifetime only to the Holder, his guardian or legal representative, except as permitted pursuant to Section 10(e).

 9. INITIAL AWARDS OF PERFORMANCE STOCK OPTIONS AND TANDEM LIMITED STOCK APPRECIATION RIGHTS

     The Initial Awards under the Plan were granted by the Committee, subject to approval of the Plan by the Company's stockholders in compliance with the requirements of the New York Stock Exchange, on March 30, 1998, which shall be the Date of Grant for the Initial Awards. The Initial

Awards of Performance Stock Options and Tandem Limited Stock Appreciation Rights shall be subject to the following conditions:

     a. Option Price for Performance Stock Options. The option price per share of Stock for Initial Awards of Options shall be the greater of:

     (i)    $50.00, or

     (ii) a price 33 1/3% above the Average Fair Market Value of the Stock during the period from January 26, 1998 to May 29, 1998, including such beginning and ending dates.

     b. Performance Period. The Performance Period for Initial Awards of Options shall be the period of time beginning on the Date of Grant and ending on the third anniversary of the Date of Grant for such Options.

     c. Performance Conditions. The Performance Conditions for Initial Awards of Options will be satisfied if the Company's Stock achieves either (i) a certain Stock price or (ii) a certain Comparative Return to Stockholders, as each is specified below, during the Performance Period:

     (i) Stock Price. The Fair Market Value of the Stock has been equal to or greater than the option price for ten trading days (occurring within any period of twenty consecutive trading days) during the Performance Period.

     (ii) Comparative Return to Stockholders. The Comparative Return to Stockholders places the Company in the top quartile (75th percentile or above) of the Peer Group Companies for the Performance Period, as determined by the Committee.

     d. Vesting Conditions. The Vesting Conditions for Options set forth in
Section 7(d) shall apply to Initial Awards of Options.

     e. Exercise Period. If the Performance Condition is satisfied, vested Options under Initial Awards may be exercised from the first day after the end of the Performance Period through the tenth anniversary of the Date of Grant of such Initial Awards.

     f. Change in Control Event. Upon the occurrence of a Change in Control Event, the Vesting Conditions of Options under Initial Awards shall be waived, and, if the Performance Condition has been satisfied, such Options may be immediately exercised. If the Performance Conditions have not yet been satisfied, such Options may be exercised immediately upon satisfaction of the Performance Conditions. For Initial Awards, a Change in Control Event shall include the following:

     (i) Approval by the stockholders of the Company of the dissolution or liquidation of the Company;

     (ii) Approval by the stockholders of the Company of an agreement to merge or consolidate, or otherwise reorganize, with one or more entities that are not Subsidiaries or other controlled affiliates, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned, directly or indirectly, by stockholders of the Company immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Company's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization, but including in such determination any securities of the other parties to such reorganization held by Subsidiaries or other controlled affiliates of the Company);

     (iii) Approval by the stockholders of the Company of the sale of substantially all of the Company's business and/or assets to a person or entity that is not a Subsidiary or other controlled affiliate;

     (iv) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), other than a Subsidiary or other controlled affiliate and other than an employee benefit plan sponsored by the Company or any of its Subsidiaries or controlled affiliates, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act, and except pursuant to customary forms of revocable proxies used in connection with annual meetings of stockholders), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities entitled to then vote generally in the election of directors of the Company; or

     (v) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board of Directors cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved).

For purposes of clause (iv) above, a person shall be deemed to have the right to acquire outstanding securities immediately prior to the actual acquisition of the securities if the securities are acquired pursuant to a tender or exchange offer subject to Section 14(d) of the Exchange Act.

     g. TLSARs. TLSARs shall be granted in tandem with Options pursuant to Initial Awards and shall be subject to the terms and conditions of Section 8 of the Plan. The grant price and number of shares of Stock subject to TLSARs granted pursuant to Initial Awards shall be set forth in the Grant Agreement. TLSARs will be granted for a number of shares of Stock equal to (i) 0.53 times
(ii) the number of shares of Stock under the related Performance Stock Option. The grant price per share of Stock for the TLSARs will be the greater of (i) $38.6875 or (ii) the Fair Market Value on the Date of Grant.

     h. Grant Agreement. The Grant Agreements for Initial Awards shall contain such provisions as the Committee may determine, which shall include the terms and conditions set forth in Sections 7(e) and 8(d) of the Plan.

10. GENERAL

     a. Government and Other Regulations. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. The Company shall be under no obligation to register under the Securities Act of 1933, as amended ("Act") any of the shares of Stock paid under the Plan. If the Stock issued under the Plan may in certain circumstances be exempt from registration under the Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     b. Tax Withholding. The Company or a Subsidiary, as appropriate, shall have the right to deduct from all Awards paid in cash any federal, state or local taxes as required by law to be withheld with respect to such cash payments, and, in the case of Awards paid in Stock, the Employee or other person receiving such Stock may be required to pay to the Company or a Subsidiary, as appropriate, the amount of any such taxes which the Company or Subsidiary is required to withhold with respect to such Stock. The Company may, in lieu of requiring cash payment of any such taxes, elect to withhold from Stock payments a number of whole shares of Stock whose value is at least equal to the amount of such taxes. Valuation for this purpose shall be the average of the reported high and low prices of the Stock as reported in the New York Stock Exchange Composite Transactions quotations for the applicable date as determined by the Committee.

     c. Claim to Awards and Employment Rights. No Employee or other person shall have any claim or right to be granted an Award under the Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any Employee any right to be retained in the employ of the Company or a Subsidiary.

     d. Beneficiaries. Any payment of Awards due under this Plan to a deceased Holder shall be paid to the beneficiary designated by the Holder and filed with the Committee. If no such beneficiary has been designated, payment shall be made to the Holder's surviving spouse. If the Holder has not designated a beneficiary and has no surviving spouse, payment shall be made to the Holder's legal representative. A beneficiary designation may be changed or revoked by a Holder at any time, provided the change or revocation is filed with the Committee.

     e. Nontransferability. A Holder's rights and interests under the Plan, including amounts payable, may not be assigned, pledged, or transferred except, in the event of an Employee's death, to a designated beneficiary as provided in the Plan, or in the absence of such designation, by will or the laws of descent and distribution, except as may be permitted by the Committee in its sole discretion. The Committee, in its sole discretion, may permit transfers of Options and/or TLSARs to an Employee's family members and entities (including trusts, corporations, partnerships, and limited liability companies) which are established for the exclusive benefit of or are owned solely by family members and may prescribe such rules and limitations as it deems appropriate regarding such transfers, taking into account tax considerations, the impact of Section 16 of the Securities Exchange Act of 1934, the need to register shares under the Securities Act of 1933 and any applicable State Blue Sky Laws, and any other relevant considerations.

     f. Indemnification. Each person who is or shall have been a member of the Committee or the Board, including the Employee directors, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him in satisfaction of judgment in any such action, suit or proceeding against him. He shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     g. Reliance on Reports. Each member of the Committee and the Board, including the Employee directors, shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Committee or of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

     h. Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under a pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary.

     i. Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

     j. Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

     k. Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

11. CHANGES IN CAPITAL STRUCTURE

     Options, TLSARs and any agreements evidencing such Awards shall be subject to adjustment by the Committee as to the number and price of shares of Stock or other considerations subject to such Awards in the event of changes in the outstanding Stock by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Options or Awards. In the event of any such change in the outstanding Stock, the aggregate number of shares available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

12. AMENDMENTS AND TERMINATION

     The Board may at any time terminate the Plan and, with the express written consent of a Holder, the Board or Committee may cancel, reduce or otherwise alter his outstanding Awards thereunder if, in its judgment, the tax, accounting, or other effects of the Plan or potential payouts thereunder would not be in the best interest of the Company. The Board may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part, provided, however, that without further stockholder approval the Board shall not:

     a. Increase the maximum number of shares which may be issued under the Plan, except as provided in Section 11;

     b. Change the minimum option price for Options or minimum grant price for TLSARs; or

     c. Extend the termination date of the Plan.

                                                                       ------------------
                                                                           NO POSTAGE
                                                                            NECESSARY
                                                                            IF MAILED
                                                                             IN THE
                                                                          UNITED STATES
                                                                       ------------------
------------------------------------------------------                 ------------------
                                                                       ------------------
  BUSINESS  REPLY  MAIL                                                ------------------
  FIRST CLASS MAIL   PERMIT NO. 4035   Los Angeles, CA                 ------------------
                                                                       ------------------
                                                                       ------------------
------------------------------------------------------                 ------------------
POSTAGE WILL BE PAID BY ADDRESSEE                                      ------------------
UNOCAL CORPORATION                                                     ------------------
ATTN: CORPORATE SECRETARY, DEPT. B                                     ------------------
2141 ROSECRANS AVE, STE 4000
EL SEGUNDO, CA   90245

UNOCAL CORPORATION

[ ] I plan to attend the Annual Stockholders Meeting on Monday, June 1, 1998.

--------------------------------------------------------------------------------
Name                                    (Please print)

--------------------------------------------------------------------------------
Address

                                                           (    )
--------------------------------------------------------------------------------
City                                State          Zip             Telephone No.

STOCKHOLDER COMMENTS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

It may not be possible to respond individually to all comments.

                                                                       ------------------
                                                                           NO POSTAGE
                                                                            NECESSARY
                                                                            IF MAILED
                                                                             IN THE
                                                                          UNITED STATES
                                                                       ------------------
------------------------------------------------------                 ------------------
                                                                       ------------------
 BUSINESS  REPLY  MAIL                                                 ------------------
 FIRST CLASS MAIL   PERMIT NO. 4035   Los Angeles, CA                  ------------------
                                                                       ------------------
                                                                       ------------------
------------------------------------------------------                 ------------------
POSTAGE WILL BE PAID BY ADDRESSEE                                      ------------------
UNOCAL CORPORATION                                                     ------------------
ATTN: CORPORATE SECRETARY, DEPT. R                                     ------------------
2141 ROSECRANS AVE, STE 4000
EL SEGUNDO, CA   90245

UNOCAL CORPORATION

[ ] I plan to attend the Annual Stockholders Meeting on Monday, June 1, 1998.

--------------------------------------------------------------------------------
Name                                    (Please print)

--------------------------------------------------------------------------------
Address

                                                           (    )
--------------------------------------------------------------------------------
City                                State          Zip             Telephone No.

STOCKHOLDER COMMENTS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

It may not be possible to respond individually to all comments.

(Continued from other side)            [UNOCAL LOGO]                             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                                                                                 OF DIRECTORS FOR THE JUNE 1, 1998 ANNUAL MEETING
                                                                                 OF STOCKHOLDERS OF UNOCAL CORPORATION.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTES FOR ITEMS 1, 2 AND 3

Item 1:  Election of the following nominees as directors for three-year terms to expire in
         2001:
         Frank C. Herringer, John F. Imle, Jr., Marina v.N. Whitman
                     [ ]    FOR ALL        [ ]    WITHHOLD AUTHORITY
                            NOMINEES              TO VOTE FOR ALL OF THE NOMINEES
Item 2:  Ratification of appointment of Coopers & Lybrand L.L.P. as independent accountants
                     [ ]    FOR            [ ]    AGAINST        [ ]    ABSTAIN
Item 3:  Approval of new Management Incentive Program
                     [ ]    FOR            [ ]    AGAINST        [ ]    ABSTAIN
THE BOARD OF DIRECTORS RECOMMENDS VOTES AGAINST ITEMS 4, 5 AND 6
Item 4:  Stockholder proposal:
         Review and report on executive compensation
                     [ ]    FOR            [ ]    AGAINST        [ ]    ABSTAIN
Item 5:  Stockholder proposal:
         Research and report regarding the Myanmar Oil and Gas Enterprise and drug money laundering
                     [ ]    FOR            [ ]    AGAINST        [ ]    ABSTAIN
Item 6:  Stockholder proposal:
         Report on the cost and benefits of doing business in Myanmar
                     [ ]    FOR            [ ]    AGAINST        [ ]    ABSTAIN
This Proxy is limited to  ______________ Shares

            WITHHOLD AUTHORITY TO VOTE FOR THE FOLLOWING NOMINEE(S):

            ___________________________________________________________

Signature(s)___________________________________________________________

            ___________________________________________________________

Dated       ___________________________________________________________

PERSONS SIGNING IN REPRESENTATIVE CAPACITY SHOULD INDICATE TITLE AS SUCH.

         [UNOCAL LOGO]                BOARD OF DIRECTORS PROXY
                                      ANNUAL MEETING OF STOCKHOLDERS
                                      JUNE 1, 1998


                                 UNOCAL CORPORATION
                                 C/O CHASEMELLON SHAREHOLDER SERVICES
                                 P.O. BOX 1474 CHURCH STREET STATION
                                 NEW YORK, NY 10277-1474

John W. Amerman, Frank C. Herringer and Donald P. Jacobs, or any of them, with full power of substitution, are hereby appointed by the signatory of this Proxy to vote all shares of Common Stock held by the signatory on April 3, 1998, at the June 1, 1998 Annual Meeting of Stockholders of Unocal Corporation, and any adjournment thereof, on each of the items on the reverse side and in accordance with the directions given there and, in their discretion, on all other matters that may properly come before the Annual Meeting and any adjournment thereof.

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE, OR IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND AGAINST ITEMS 4, 5 AND 6.

                                                      (Continued and to be dated
                                                     and signed on reverse side)

                                            UNOCAL CORPORATION
                                            c/o CHASEMELLON SHAREHOLDER SERVICES
                                            P.O. Box 1474, Church Street Station
                                            New York, NY 10277-1474

                               [UNOCAL LOGO]

                                            BOARD OF DIRECTORS PROXY
                                            1998 ANNUAL MEETING OF STOCKHOLDERS

John W. Amerman, Frank C. Herringer and Donald P. Jacobs, or any of them, with full power of substitution, are hereby appointed by the signatory of this Proxy to vote all shares of Common Stock held by the signatory on April 3, 1998, at the June 1, 1998 Annual Meeting of Stockholders of Unocal Corporation, and any adjournment thereof, on each of the items on the reverse side and in accordance with the directions given there and, in their discretion, on all other matters that may properly come before the Annual Meeting and any adjournment thereof.

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE, OR IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND AGAINST ITEMS 4, 5 AND 6.

                         (CONTINUED, AND TO BE DATED AND SIGNED ON REVERSE SIDE)

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE



                     YOUR VOTE IS IMPORTANT TO THE COMPANY

                      PLEASE SIGN AND RETURN YOUR PROXY BY
                   TEARING OFF THE TOP PORTION OF THIS SHEET
             AND RETURNING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE

[UNOCAL   THIS PROXY IS SOLICITED ON BEHALF OF THE           Please mark
 LOGO]    BOARD OF DIRECTORS FOR THE ANNUAL MEETING          your votes as
          OF STOCKHOLDERS OF UNOCAL CORPORATION              indicated in    [X]
                                                             this example


--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR ITEMS 1, 2 AND 3
--------------------------------------------------------------------------------

Item 1: Election of the following     FOR ALL         WITHHOLD AUTHORITY
        nominees as directors for     Nominees [ ]    to vote for ALL    [ ]
        three-year terms to expire                    nominees
        in 2001:

        Frank Herringer                Withhold authority to vote for the
        John F. Imle, Jr.             following nominee(s):
        Marina v.N. Whitman             __________________________________


                                             FOR    AGAINST   ABSTAIN
Item 2: Ratification of appointment of
        Coopers & Lybrand L.L.P. as          [ ]      [ ]       [ ]
        independent accountants

Item 3: Approval of new Management
        Incentive Program                    [ ]      [ ]       [ ]

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS VOTES AGAINST ITEMS 4, 5 AND 6
--------------------------------------------------------------------------------

                                             FOR    AGAINST   ABSTAIN
Item 4: Stockholder proposal: Review
        and report on executive              [ ]      [ ]       [ ]
        compensation

Item 5: Stockholder proposal: Research
        and report regarding the Myanmar
        Oil and Gas Enterprise and
        drug money laundering                [ ]      [ ]       [ ]

Item 6: Stockholder proposal: Report on
        the cost and benefits of doing
        business in Myanmar                  [ ]      [ ]       [ ]

--------------------------------------------------------------------------------

                                              CHECK THIS BOX FOR OPEN BALLOT [ ]
                                              (if you check this box, the
                                              company will be given access to
                                              your proxy)

                                       Please mark, date and sign as your name
                                       appears to the left and return in the
                                       enclosed envelope. If acting as executor, administrator, trustee or guardian, you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder should sign.

                                       Dated ___________________________________

                                       Signature(s) ____________________________

                                       _________________________________________

                                        see other side for important information

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


         Return the business reply card from inside the proxy statement if you plan to attend


                                ADMISSION TICKET


                                 [UNOCAL LOGO]
                      1998 Annual Meeting of Stockholders

                              Monday, June 1, 1998
                                   10:00 A.M.
                           376 South Valencia Avenue
                             Brea, California 92621


                  PLEASE ADMIT               NON-TRANSFERABLE

--------------------------------------------------------------------------------

PUTNAM FIDUCIARY TRUST COMPANY, TRUSTEE -- UNOCAL SAVINGS PLAN     ANNUAL MEETING OF STOCKHOLDERS--    Please Mark    [X]
BANK OF NEW YORK, TRUSTEE -- UNOCAL EMPLOYEE STOCK                 VOTING INSTRUCTIONS                Your Votes as
OWNERSHIP PLAN                                                                                         Indicated in
                                                                                                       This Example

--------------------------------------------------------------------------------
          THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR ITEMS 1, 2 AND 3
--------------------------------------------------------------------------------

Item 1: Election of the following  nominees as         FOR ALL  [ ]   WITHHOLD AUTHORITY [ ]
        directors for three-year terms to expire       Nominees       to vote for ALL nominees
        in 2001:
        Frank C. Herringer                WITHHOLD AUTHORITY TO VOTE FOR THE FOLLOWING NOMINEE(S):
        John F. Imle, Jr.
        Marina v.N Whitman                --------------------------------------------------------

Item 2: Ratification of appointment of Coopers &       FOR    AGAINST    ABSTAIN
        Lybrand L.L.P. as independent accountants      [ ]      [ ]        [ ]

Item 3: Approval of new Management Incentive           [ ]      [ ]        [ ]
        Program

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        THE BOARD OF DIRECTORS RECOMMENDS VOTES AGAINST ITEMS 4, 5 AND 6
--------------------------------------------------------------------------------

Item 4: Stockholder proposal: Review and report        FOR    AGAINST    ABSTAIN
        on executive compensation                      [ ]      [ ]        [ ]

Item 5: Stockholder proposal: Research and report      [ ]      [ ]        [ ]
        regarding the Myanmar Oil and Gas Enter-
        prise and drug money laundering

Item 6: Stockholder proposal: Report on the cost       [ ]      [ ]        [ ]
        and benefits of doing business in Myanmar

--------------------------------------------------------------------------------

SIGNATURE _____________________ SIGNATURE _____________________ DATE: __________

PLEASE MARK, DATE AND SIGN AS YOUR NAME APPEARS ABOVE AND RETURN IN THE ENCLOSED ENVELOPE. IF ACTING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, YOU SHOULD SO INDICATE WHEN SIGNING. IF THE SIGNER IS A CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY DULY AUTHORIZED OFFICER. IF SHARES ARE HELD JOINTLY, EACH STOCKHOLDER SHOULD SIGN.
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

TO: MEMBERS OF THE UNOCAL SAVINGS PLAN AND THE
    UNOCAL EMPLOYEE STOCK OWNERSHIP PLAN

YOUR VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNOCAL CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 1, 1998. THE SHARES IN YOUR ACCOUNT WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF SUCH DIRECTION, THE TRUSTEE (1) UNDER THE UNOCAL EMPLOYEE STOCK OWNERSHIP PLAN WILL VOTE THOSE SHARES IN ITS DISCRETION, EXCEPT AS LIMITED BY LAW, AND (2) UNDER THE UNOCAL SAVINGS PLAN WILL VOTE THOSE SHARES IN THE SAME PROPORTION ON EACH ISSUE AS IT VOTES THE SHARES FOR WHICH IT RECEIVES DIRECTION, EXCEPT AS LIMITED BY LAW. IT IS UNDERSTOOD THAT THE TRUSTEES WILL HAVE THE AUTHORITY TO VOTE ON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND AT ANY ADJOURNMENT. THE TRUSTEES WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL.

PUTNAM FIDUCIARY TRUST COMPANY, TRUSTEE
UNOCAL SAVINGS PLAN
859 WILLARD STREET, QUINCY, MA 02269-9110

THE BANK OF NEW YORK, TRUSTEE
UNOCAL EMPLOYEE STOCK OWNERSHIP PLAN
ONE WALL STREET, NEW YORK, NY 10286

                             YOUR VOTE IS IMPORTANT

               PLEASE SIGN AND RETURN YOUR VOTING INSTRUCTIONS BY
             TEARING OFF THE TOP PORTION OF THIS CARD AND RETURNING
                    IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE

------------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INCENTIVE PLANS OF 1985 AND 1991, AND               ANNUAL MEETING OF STOCKHOLDERS-VOTING INSTRUCTIONS   Please mark   [X]
REVISED INCENTIVE COMPENSATION PLAN                                                                                your votes as
                                                                                                                   indicated in
                                                                                                                   this example


----------------------------------------------------------------    ----------------------------------------------------------------
            THE BOARD OF DIRECTORS RECOMMENDS VOTES                              THE BOARD OF DIRECTORS RECOMMENDS VOTES
                     FOR ITEMS 1, 2 AND 3                                                AGAINST ITEMS 4, 5 AND 6
----------------------------------------------------------------    ----------------------------------------------------------------
                                                                                                               FOR  AGAINST  ABSTAIN
Item 1: Election of the      FOR ALL [ ]  WITHHOLD AUTHORITY [ ]    Item 4: Stockholder proposal: Review and   [ ]     [ ]       [ ]
        following nominees   Nominees     to vote for ALL                   report on executive compensation
        as directors for                  nominees
        three-year terms                                            Item 5: Stockholder proposal: Research     [ ]     [ ]       [ ]
        to expire in 2001:                                                  and report regarding the Myanmar
                               WITHHOLD AUTHORITY TO VOTE FOR               Oil and Gas Enterprise and drug
        Frank C. Herringer        FOR FOLLOWING NOMINEE(S):                 money laundering
        John F. Imle, Jr.
        Marina v.N. Whitman    ______________________________       Item 6: Stockholder proposal: Report on    [ ]     [ ]       [ ]
                                                                            the cost and benefits of doing
                                        FOR  AGAINST  ABSTAIN               business in Myanmar
Item 2: Ratification of appointment     [ ]     [ ]       [ ]
        of Coopers & Lybrand L.L.P. as
        independent accountants

Item 3: Approval of new Management      [ ]     [ ]       [ ]
        Incentive Program

----------------------------------------------------------------    ----------------------------------------------------------------


                                                                               CHECK THIS BOX FOR OPEN BALLOT                    [ ]
                                                                               (If you check this box, the Company will be given
                                                                               access to your proxy)

SIGNATURE ___________________________________________________ SIGNATURE _______________________________________________ DATE _______

PLEASE MARK, DATE AND SIGN AS YOUR NAME APPEARS ABOVE AND RETURN IN THE ENCLOSED ENVELOPE. IF ACTING AS EXECUTOR, ADMINISTRATOR,
TRUSTEE OR GUARDIAN, YOU SHOULD SO INDICATE WHEN SIGNING. IF THE SIGNER IS A CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY
DULY AUTHORIZED OFFICER. IF SHARES ARE HELD JOINTLY, EACH STOCKHOLDER SHOULD SIGN.
------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

TO: PARTICIPANTS IN UN0CAL'S LONG-TERM INCENTIVE PLANS OF 1985 AND 1991,
    AND THE REVISED INCENTIVE COMPENSATION PLAN

YOUR VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNOCAL CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 1, 1998. THE SHARES IN YOUR ACCOUNT WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF SUCH DIRECTION, THE MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS HAS AUTHORITY TO VOTE THOSE SHARES IN ITS DISCRETION, EXCEPT AS LIMITED BY LAW. IT IS UNDERSTOOD THAT THE COMMITTEE WILL HAVE THE AUTHORITY TO VOTE OR GIVE PROXY TO VOTE ON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND AT ANY ADJOURNMENT.



                             YOUR VOTE IN IMPORTANT

               PLEASE SIGN AND RETURN YOUR VOTING INSTRUCTIONS BY
             TEARING OFF THE TOP PORTION OF THIS CARD AND RETURNING
                    IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE